Prospectus	September 28, 2012
GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION FUND
	■	Goldman Sachs Retirement Portfolio Completion Fund ■ Class A Shares: GRPOX ■ Class C Shares: GRPCX ■ Institutional Shares: GRIPX ■ Class IR Shares: GRIRX ■ Class R Shares: GRPPX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

Table of Contents

1	Goldman Sachs Retirement Portfolio Completion Fund – Summary

10	Investment Management Approach

22	Risks of the Fund

34	Service Providers

39	Dividends

40	Shareholder Guide
	40	How To Buy Shares
	55	How To Sell Shares

67	Taxation

70	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

101	Appendix B Financial Highlights

Goldman Sachs Retirement Portfolio Completion Fund—Summary

Investment Objective

The Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 48 of this Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page 86 of the Fund’s Statement of Additional Information (“SAI’’).

	Class A		Class C		Institutional		Class IR		Class R
Shareholder Fees (Fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%		No	ne	No	ne	No	ne	No	ne
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	No	ne	1.00%		No	ne	No	ne	No	ne

	Class A		Class C		Institutional		Class IR		Class R
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%		0.45%		0.45%		0.45%		0.45%
Distribution and Service (12b-1) Fees	0.25%		1.00%		No	ne	No	ne	0.50%
Other Expenses[2]	1.22%		1.22%		1.07%		1.22%		1.22%
Acquired Fund Fees and Expenses[3]	0.25%		0.25%		0.25%		0.25%		0.25%

Total Annual Fund Operating Expenses	2.17%		2.92%		1.77%		1.92%		2.42%
Fee Waiver and Expense Limitation[4]	(1.19)%		(1.19)%		(1.19)%		(1.19)%		(1.19)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.98%		1.73%		0.58%		0.73%		1.23%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

[3]	The Fund’s “Acquired Fund Fees and Expenses” have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[4]	The Investment Adviser has agreed to (i) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.064% of the Fund’s average daily net assets, and (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Each arrangement will remain in effect through at least September 30, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$471	$918

Class C Shares
– Assuming complete redemption at end of period	$276	$792
– Assuming no redemption	$176	$792

Institutional Shares	$59	$441

Class IR Shares	$75	$487

Class R Shares	$125	$641

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

Principal Strategy

The Fund is designed to provide retirement investors of all ages (i.e., both those who are approaching or planning for retirement and those who are currently retired) with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). The Fund’s Investment Adviser believes that the Underlying Asset Classes may provide return, risk, and correlation characteristics complementary to a portfolio of more traditional investments, such as large cap equities or investment grade fixed income. The Fund may also be used by non-retirement investors seeking exposure to the Underlying Asset Classes. The Fund currently intends to gain exposure to the Underlying Asset Classes set forth in the table below, principally through the use of the securities and derivatives indicated:

Underlying Asset Class	Principal Investments Used to Obtain Exposure
US Inflation Linked Government Bonds	Fixed income securities

Global Real Estate Investment Trusts (global “REITs”)	Equity securities

Commodities	Publicly traded partnerships (“PTPs”), Exchange Traded Funds (“ETFs”), investment companies

Emerging Markets Equity	ETFs, futures (including equity index futures, synthetic futures, or other over-the-counter futures), equity index swaps, currency forwards

Emerging Markets Sovereign Credit	Indexed credit default swaps

North American High Yield Corporate Credit	Indexed credit default swaps

Hedge Fund Industry Beta*	Goldman Sachs Absolute Return Tracker Fund (“Absolute Return Tracker Fund”)

*	“Hedge Fund Industry Beta” refers to the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill.

Allocations Among the Underlying Asset Classes

The Investment Adviser allocates the Fund’s assets among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology. Each Underlying Asset Class (other than Hedge Fund Industry Beta) is represented by an index broadly representative of that asset class (the “Underlying Indices”). The Fund’s Underlying Asset Class allocations are rebalanced semi-annually. The Investment Adviser seeks to target approximately equal risk contributions from each Underlying Asset Class to the overall risk profile of the Fund, while at the same time allocating a maximum of 20% and a minimum of 5% of the Fund’s assets to each Underlying Asset Class at the time of each rebalancing. However, the Fund’s actual allocations will drift between rebalance dates, due to market movements or other factors, and the Investment Adviser may, in its discretion, but is not required to, reduce the Fund’s exposure to any Underlying Asset Class at other times to the extent that the Underlying Asset Class greatly exceeds 20% of the Fund’s portfolio. The Investment Adviser may change its methodology, target allocations and Underlying Asset Classes from time to time at its discretion.

Investments in the Underlying Asset Classes

Once the Investment Adviser has determined the allocations to each Underlying Asset Class, it employs a passive investment approach with respect to achieving exposure to those Underlying Asset Classes (other than Hedge Fund Industry Beta) within the Fund. Under that approach, Investment Adviser utilizes the Underlying Indices as a reference for making investments for the Fund in the Underlying Asset Classes (other than Hedge Fund Industry Beta). While the Fund will not attempt to fully replicate the investments of any Underlying Index, the Fund will attempt to approximate the investment characteristics and performance of each Underlying Index, and thus the investment characteristics and performance of each related Underlying Asset Class. The Fund will not attempt to exceed the performance of any Underlying Index.

Exposure to Hedge Fund Industry Beta. The Investment Adviser intends to gain exposure to Hedge Fund Industry Beta (that is, the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill) by investing in the Absolute Return Tracker Fund, an affiliated mutual fund also managed by the Investment Adviser.

The Absolute Return Tracker Fund seeks to deliver long-term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Absolute Return Tracker Fund selects its investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund returns. The Absolute Return Tracker Fund invests in securities and other financial instruments that provide long or short exposure to market factors that represent the sources of market risk (the “Component Market Factors”) that contribute to Hedge Fund Industry Beta, including but not limited to U.S. and non-U.S. equity indices, fixed income indices, credit indices, commodity indices, volatility indices and developed and emerging markets ETFs. The exposure of the Absolute Return Tracker Fund to any particular Component Market Factor varies from time to time as the weightings of the Component Market Factors within the algorithm change. Neither the Fund nor the Absolute Return Tracker Fund invests in hedge funds.

Additional Information

As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury securities or short-term investments, including money market funds and repurchase agreements. For cash management purposes, the Fund may also invest in cash equivalents and short-term government bonds. In addition, the Fund may from time to time hold foreign currencies.

The Fund is not subject to any maturity or duration limitations with respect to individual fixed income holdings or the Fund’s collective fixed income portfolio, and the Fund is not restricted in its ability to invest in high yield non-investment grade fixed income securities (i.e., securities rated BB, Ba or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality).

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”) AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

CFTC Regulation Risk. The Fund has claimed an exemption, which is available to registered investment companies, from regulation as a “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. However, the CFTC has recently adopted amendments to CFTC Rule 4.5, which, when effective, may subject the Fund to regulation by the CFTC. When these amendments become effective, the Fund may consider significant changes, which could include substantially altering its principal investment strategies (e.g., by reducing substantially the Fund’s exposure to the commodities markets) in order to continue to qualify for the exemption from regulation in CFTC Rule 4.5. Alternatively, the Fund may determine to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements governing commodity pools under the Commodity Exchange Act (“CEA”). Compliance with these additional requirements would increase Fund expenses. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation as a commodity pool have not yet been adopted, and it is unclear what the effect of those rules would be on the Fund if they are adopted.

In addition, the CFTC has recently implemented final regulations that impose position limits and limit formulas on certain physical commodity futures and options contracts, including energy and metals contracts, and on physical commodity swaps that are economically equivalent to such contracts. The Investment Adviser’s decisions (and those of any adviser managing a PTP, ETF or investment company in which the Fund may invest) may need to be modified, and commodity contract positions held by the Fund (or any PTP, ETF or investment company in which the Fund may invest) may have to be liquidated at disadvantageous times or prices, to avoid exceeding these position limits, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some of the commodity-linked investments in which the Fund may invest may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest, repay principal or make a margin payment. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). To the extent that the Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. Loss may result from the Fund’s investments in forwards, futures, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Expenses Risk. By investing in other investment companies (including ETFs and money market funds) and PTPs indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other investment companies and PTPs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk. Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Index/Tracking Error Risk. While the Investment Adviser will utilize certain indices as references for making investments for the Fund in the Underlying Asset Classes, the Fund will not attempt to fully replicate the investments, or match the performance, of each such index. Accordingly, the Fund’s allocations to any Underlying Asset Class, and thus the Fund’s overall portfolio composition and performance may not match, and may vary substantially from, that of any index that it may use to measure its investment performance (whether overall or with respect to any Underlying Asset Class) for any period of time. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses. At times, the Fund’s assets may not be fully invested in securities and instruments attempting to approximate the returns of an index. Due to regulatory or market constraints, the Fund may be unable to obtain sufficient exposure to a particular asset class (e.g., commodities).

Inflation Protected Securities Risk. The value of Inflation Protected Securities (“IPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, IPS will become more attractive, because they protect future interest payments and principal against inflation. Conversely, as inflationary concerns decrease, IPS will become less attractive and less valuable.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk. The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions.

Mid Cap and Small Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk. The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a diversified mutual fund. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly referred to as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Publicly Traded Partnerships (“PTP”) Risk. In addition to the risks associated with the underlying assets and exposures within a PTP (which in the case of the Fund’s expected PTP investments, include derivatives and the commodity sector risks), risks of investments in PTPs may include, among others: dependence upon specialized skills of the PTP’s manager, potential lack of liquidity and limitations on voting and distribution rights.

Real Estate Industry Risk. Risks associated with investments in the real estate industry include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Sovereign Risk. An issuer of non-U.S. sovereign debt, such as Germany or Japan, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Performance

As the Fund had not yet commenced investment operations as of the date of this Prospectus, there is no performance information quoted for the Fund.

Portfolio Management

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Don Mulvihill, Managing Director, has managed the Fund since 2012; Matthew Hoehn, Vice President, has managed the Fund since 2012.

Buying and Selling Fund Shares

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class R and Class IR Shares.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class R or Class IR shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed to provide retirement investors of all ages (i.e., both those who are approaching or planning for retirement and those who are currently retired) with access to certain Underlying Asset Classes. The Fund’s Investment Adviser believes that the Underlying Asset Classes may provide return, risk, and correlation characteristics complementary to a portfolio of more traditional investments, such as large cap equities or investment grade fixed income. The Fund may also be used by non-retirement investors seeking exposure to the Underlying Asset Classes. The Fund currently intends to gain exposure to the Underlying Asset Classes set forth in the table below, principally through the use of the securities and derivatives indicated:

Underlying Asset Class	Principal Investments Used to Obtain Exposure
US Inflation Linked Government Bonds	Fixed income securities

Global REITs	Equity securities

Commodities	PTPs, ETFs, investment companies

Emerging Markets Equity	ETFs, futures (including equity index futures, synthetic futures, or other over-the-counter futures), equity index swaps, currency forwards

Emerging Markets Sovereign Credit	Indexed credit default swaps

North American High Yield Corporate Credit	Indexed credit default swaps

Hedge Fund Industry Beta	Absolute Return Tracker Fund

Allocations Among the Underlying Asset Classes

The Investment Adviser allocates the Fund’s assets among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology. Each Underlying Asset Class (other than Hedge Fund Industry Beta) is represented by an Underlying Index. The Investment Adviser seeks to target approximately equal risk contributions from each Underlying Asset Class to the overall risk profile of the Fund, while at the same time allocating a maximum of 20% and a minimum of 5% of the Fund’s assets to each Underlying Asset Class at the time of each rebalancing. The Fund’s Underlying Asset Class allocations are rebalanced semi-annually, at each September and March month-end, to rebalance their risk contributions. Between

INVESTMENT MANAGEMENT APPROACH

rebalance dates, the weightings of the Underlying Asset Classes and their respective risk contributions will drift, due to market movements or other factors, and the Investment Adviser may, in its discretion, but is not required to, reduce the Fund’s exposure to any Underlying Asset Class at other times to the extent that the Underlying Asset Class greatly exceeds 20% of the Fund’s portfolio. The Investment Adviser may change its methodology, target allocations and Underlying Asset Classes from time to time at its discretion.

Investments in the Underlying Asset Classes

Once the Investment Adviser has determined the allocations to each Underlying Asset Class, it employs a passive investment approach with respect to achieving exposure to those Underlying Asset Classes (other than Hedge Fund Industry Beta) within the Fund. Under that approach, the Investment Adviser utilizes the Underlying Indices as a reference in making investments for the Fund in the Underlying Asset Classes (other than Hedge Fund Industry Beta). While the Fund will not attempt to fully replicate the investments of any Underlying Index, the Fund will attempt to approximate the investment characteristics and performance of each Underlying Index, and thus the investment characteristics and performance of each related Underlying Asset Class. The Fund will not attempt to exceed the performance of any Underlying Index.

The table below sets forth the current Underlying Asset Classes to which the Fund expects to have exposure, and the corresponding Underlying Index whose returns the Fund will seek to approximate with respect to each Underlying Asset Class:

Underlying Asset Class	Underlying Index	Index Description[1]
US Inflation Linked Government Bonds	Barclays U.S. Government Inflation-Linked Bond Index (total return, net, USD, unhedged)	Market cap weighted index of inflation linked bonds issued by the US federal government.

Global REITs	Dow Jones Global Select Real Estate Securities Index (total return, net, USD, unhedged)	Market cap weighted index of real estate securities such as REITs and real estate operating companies from developed market economies.

Commodities	Dow Jones-UBS Roll Select Commodity Index (total return, net, USD, unhedged)	Commodity index composed of futures contracts on physical commodities. Index is designed to minimize the cost of negative roll yield.

Emerging Markets Equity	Dow Jones Emerging Markets Index (total return, net, USD, unhedged)	Market cap weighted index of publicly traded stocks from emerging market economies.

Emerging Markets Sovereign Credit	Markit CDX Emerging Markets (total return, net, USD, unhedged)	Credit index composed of an investment in the on-the-run indexed emerging market credit default swap composed of sovereign debt from emerging market economies.

Underlying Asset Class	Index	Index Description
North American High Yield Corporate Credit	Markit CDX North American High Yield (total return, net, USD, unhedged)	Credit index composed of an investment in the on-the-run indexed high yield credit default swap composed of corporate debt issued by non-investment grade companies.

Hedge Fund Industry Beta	Not Applicable[2]	Not Applicable

[1]	These descriptions are those of the Investment Adviser and not the index provider.

[2]	With respect to Hedge Fund Industry Beta, the Investment Adviser is not seeking passive exposure to an index.

Exposure to Hedge Fund Industry Beta. The Investment Adviser intends to gain exposure to Hedge Fund Industry Beta (that is, the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill) by investing in the Absolute Return Tracker Fund, an affiliated mutual fund also managed by the Investment Adviser.

The Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Absolute Return Tracker Fund selects its investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund returns. The Absolute Return Tracker Fund invests in securities and other financial instruments that provide long or short exposure to the Component Market Factors that contribute to Hedge Fund Industry Beta, including but not limited to U.S. and non-U.S. equity indices, fixed income indices, credit indices, commodity indices, volatility indices and developed and emerging markets ETFs. The Absolute Return Tracker Fund’s portfolio of investments may include, among other instruments, equities, futures, swaps, structured notes, ETFs, stocks, forward contracts, U.S. Government securities (including agency debentures), other high quality debt securities, and cash equivalents.

The Absolute Return Tracker Fund generally invests in instruments that are directly linked to one or more Component Market Factors. For example, the Absolute Return Tracker Fund may invest in a futures contract on an index that is itself a Component Market Factor. From time to time, however, the Absolute Return Tracker Fund may invest a portion of its assets in instruments that are not directly linked to a Component Market Factor, if the Investment Adviser believes that those instruments will nonetheless assist the Absolute Return Tracker Fund in attempting to track the investment returns of a Component Market Factor.

INVESTMENT MANAGEMENT APPROACH

The algorithm takes into account the historical returns, risks, and correlations of the Component Market Factors in seeking to approximate patterns of returns of hedge funds as a broad asset class. The algorithm operates in accordance with a set of pre-determined rules, and determines the composition of the Absolute Return Tracker Fund and the weight to be given to each Component Market Factor within the Absolute Return Tracker Fund’s portfolio.

The weighting of a Component Market Factor within the Absolute Return Tracker Fund may be positive or negative. A negative weighting will result from an investment in an instrument that provides a short exposure to a Component Market Factor. As a result of the Absolute Return Tracker Fund’s potential exposure to negative weightings in different Component Market Factors, the Absolute Return Tracker Fund’s NAV per share may decline during certain periods, even if the value of any or all of the Component Market Factors increases during that time.

The exposure of the Absolute Return Tracker Fund to any particular Component Market Factor varies from time to time as the weightings of the Component Market Factors within the algorithm change.

Neither the Fund nor the Absolute Return Tracker Fund invests in hedge funds.

Exposure to Commodities. The Fund may gain exposure to commodities by investing in PTPs, ETFs and affiliated or unaffiliated investment companies. The PTPs in which the Fund intends to invest are limited partnerships, the interests (or “units”) in which are traded on public exchanges, just like exchange traded funds. The Fund will invest primarily in PTPs that are commodity pools. Although it does not currently intend to do so, the Fund may also invest in the future through a wholly-owned subsidiary, which would be advised by the Investment Adviser and would seek to gain commodities exposure, or in commodity-linked notes. Such investments would be made only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the Internal Revenue Service (“IRS”), or other applicable guidance or relief provided by the IRS or other agencies.

Additional Information

As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury securities or short-term investments, including money market funds and repurchase agreements. For cash management purposes, the Fund may also invest in cash equivalents and short-term government bonds. In addition, the Fund may from time to time hold foreign currencies.

The Fund is not subject to any maturity or duration limitations with respect to individual fixed income holdings or the Fund’s collective fixed income portfolio,

and the Fund is not restricted in its ability to invest in high yield non-investment grade fixed income securities (i.e., securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable quality).

The Fund’s benchmark is a composite comprised of the S&P 500® Index (60%) and the Barclays U.S. Aggregate Bond Index (40%). The S&P 500 Index is Standard & Poor’s Composite Stock Price Index of 500 stocks. The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities.

The Fund also uses the Investment Adviser’s proprietary Retirement Portfolio Completion Benchmark (“RPC Benchmark”). As of the date of this Prospectus, the RPC Benchmark is comprised of the following indices: Dow Jones Global Select Real Estate Securities Index, Barclays U.S. Government Inflation-Linked Bond Index, Dow Jones Emerging Markets Index, Dow Jones-UBS Roll Select Commodity Index, Markit CDX North American High Yield, Markit CDX Emerging Markets and Goldman Sachs Absolute Return Tracker Index (“GS-ART Index”). The RPC Benchmark was created by the Investment Adviser, and its methodology, construction, component indices and/or weightings assigned to component indices may change from time to time at the discretion of the Investment Adviser. The RPC Benchmark employs a rules-based quantitative methodology in determining the weightings of the component indices within the Benchmark, similar to that used by the Investment Adviser in managing the Fund. The RPC Benchmark seeks to provide a measure of the performance of the Underlying Asset Classes, collectively. The calculation agent for the RPC Index is S&P Opco, LLC, a subsidiary of S&P Dow Jones Indices LLC. S&P Opco, LLC is not affiliated with the Investment Adviser. An affiliate of the Investment Adviser, Goldman Sachs International, is the sponsor of the GS-ART Index. In addition, the Quantitative Investment Strategies (“QIS”) team, which manages the Fund, also manages the Absolute Return Tracker Fund and the algorithm used by the GS-ART Index.

References in this Prospectus to the Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest a certain percentage of its total assets in securities

INVESTMENT MANAGEMENT APPROACH

issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable rating from another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

INDEX DISCLAIMERS

The RPC Benchmark is the property of Goldman Sachs Asset Management, which has contracted with S&P Dow Jones Indices LLC or its affiliates (“S&P Dow Jones”) to independently maintain and calculate the RPC Benchmark based on objective pre-agreed methodology. S&P Dow Jones shall have no liability for any errors or omissions in calculating the RPC Benchmark. The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, its affiliates or their third party licensors and neither S&P Dow Jones Indices LLC, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in the Fund.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The “Dow Jones Emerging Markets Index” and “Dow Jones Global Select Real Estate Securities Index” are products of S&P Dow Jones, and have been licensed for use by Goldman Sachs Asset Management. The RPC Benchmark is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, any of their third party licensors, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the RPC Benchmark or any member of the public regarding the advisability of investing in securities generally or in the RPC Benchmark particularly or the ability of the Dow Jones Emerging Markets Index and Dow Jones Global Select Real Estate Securities Index to track general market performance. S&P Dow Jones Indices’ only relationship to Goldman Sachs Asset Management with respect to the Dow Jones Emerging Markets Index and Dow Jones Global Select Real Estate Securities Index is the licensing of the S&P Dow Jones Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Dow Jones Emerging Markets Index and Dow Jones Global Select Real Estate Securities Index are determined, composed and calculated by S&P Dow

Jones Indices without regard to Goldman Sachs Asset Management or the RPC Benchmark. S&P Dow Jones Indices have no obligation to take the needs of Goldman Sachs Asset Management, as the owner of the RPC Benchmark, into consideration in determining, composing or calculating the Dow Jones Emerging Markets Index and Dow Jones Global Select Real Estate Securities Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which Fund shares is to be converted into cash or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Dow Jones Emerging Markets Index and Dow Jones Global Select Real Estate Securities Index will accurately track index performance or provide positive investment returns. S&P Dow Jones and its subsidiaries are not investment advisors. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EMERGING MARKETS INDEX AND DOW JONES GLOBAL SELECT REAL ESTATE SECURITIES INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY GOLDMAN SACHS ASSET MANAGEMENT, OWNERS OF THE RPC BENCHMARK, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EMERGING MARKETS INDEX AND DOW JONES GLOBAL SELECT REAL ESTATE SECURITIES INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO

INVESTMENT MANAGEMENT APPROACH

THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND GOLDMAN SACHS ASSET MANAGEMENT OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Dow Jones-UBS Commodity Indexessm are a joint product of Dow Jones Opco, LLC and UBS Securities LLC (“UBS Securities”), and have been licensed for use. “Dow Jones®”, “DJ”, “Dow Jones Indexes”, “UBS”, “Dow Jones-UBS Roll Select Commodity Indexsm”, are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and UBS AG (“UBS AG”), as the case may be, have been licensed to Dow Jones Opco, LLC and sublicensed for use for certain purposes by Goldman Sachs Asset Management.

The RPC Benchmark is partially based on the Dow Jones-UBS Roll Select Commodity Index, is not sponsored, endorsed, sold or promoted by Dow Jones Opco, LLC, Dow Jones, UBS AG, UBS Securities or any of their subsidiaries or affiliates (the “Index Licensors”). None of the Index Licensors makes any representation or warranty, express or implied, to the owners of or counterparts to the RPC Benchmark or any member of the public regarding the advisability of investing in securities or commodities generally or in the RPC Benchmark particularly. The only relationship of the Index Licensors with respect to the Dow Jones-UBS Roll Select Commodity Index to the Licensee is the licensing of certain trademarks, trade names and service marks and of the DJ-UBSCI, which is determined, composed and calculated by Dow Jones Opco, LLC in conjunction with UBS Securities without regard to Goldman Sachs Asset Management or the RPC Benchmark. The Index Licensors have no obligation to take the needs of Goldman Sachs Asset Management, as the owner of the RPC Benchmark, into consideration in determining, composing or calculating DJ-UBSCI. None of the Index Licensors is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. None of the Index Licensors shall have any obligation or liability, including, without limitation, to Fund customers, in connection with the administration, marketing or trading of the Fund. Notwithstanding the foregoing, UBS AG, UBS Securities, CME Group Inc. and their respective subsidiaries and affiliates may independently issue and/or sponsor financial products unrelated to the RPC Benchmark currently being issued by Licensee, but which may be similar to and competitive with the RPC Benchmark. In addition, UBS AG, UBS Securities, CME Group Inc. and their subsidiaries and affiliates actively trade commodities, commodity indexes and commodity futures (including the Dow Jones-UBS Commodity Index and Dow Jones-UBS Commodity Index Total Return), as well as swaps, options and derivatives which are linked to the performance of such commodities, commodity indexes and commodity futures.

It is possible that this trading activity will affect the value of the Dow Jones-UBS Commodity Index and the RPC Benchmark.

The Prospectus relates only to the Fund and does not relate to the exchange-traded physical commodities underlying any of the Dow Jones-UBS Commodity Index components. The information in the Prospectus regarding the Dow Jones-UBS Commodity Index components has been derived solely from publicly available documents. None of the Index Licensors has made any due diligence inquiries with respect to the Dow Jones-UBS Commodity Index components in connection with the RPC Benchmark. None of the Index Licensors makes any representation that these publicly available documents or any other publicly available information regarding the Dow Jones-UBS Commodity Index components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

NONE OF THE INDEX LICENSORS GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES-UBS COMMODITY INDEX OR ANY DATA RELATED THERETO AND NONE OF THE INDEX LICENSORS SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NONE OF DOW JONES, UBS AG, UBS SECURITIES, DOW JONES OPCO OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES THE INDEX LICENSORS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GOLDMAN SACHS ASSET MANAGEMENT, OWNERS OF THE RPC BENCHMARK OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES-UBS COMMODITY INDEX OR ANY DATA RELATED THERETO. NONE OF THE INDEX LICENSORS MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES-UBS COMMODITY INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX LICENSORS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS AMONG UBS SECURITIES, DOW JONES OPCO, LLC AND GOLDMAN SACHS ASSET MANAGEMENT OTHER THAN UBS AG AND THE LICENSORS OF DOW JONES OPCO, LLC.

The Barclays US Government Inflation-Linked Bond Index is owned by Barclays Capital and is used under license by Goldman Sachs Asset Management.

INVESTMENT MANAGEMENT APPROACH

The RPC Benchmark is not sponsored, endorsed, sold, or promoted by Barclays Capital.

Markit CDX Emerging Markets and Markit CDX North American High Yield (collectively, “Markit Indices”) are service marks of Markit Group Limited and have been licensed for use by Goldman Sachs Asset Management. The Markit Indices referenced herein are the property of Markit Group Limited. The RPC Benchmark is not sponsored, endorsed, or promoted by Markit Group Limited.

OTHER INVESTMENT PRACTICES AND SECURITIES

The tables below identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in the tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports (when available). For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may disclose portfolio holdings information more frequently. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Retirement
Portfolio
10 Percent of total assets (including securities lending collateral) (italic type)	Completion
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Practices
Borrowings	33 1/3
Credit, Currency, Equity, Index, Interest Rate, Total Return, and Mortgage Swaps and Options on Swaps*	•
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Foreign Currency Transactions (including forward contracts)	•
Futures Contracts and Options and Swaps on Futures Contracts (including index futures)	•
Initial Public Offerings (“IPOs”)	•
Interest Rate Caps, Floors and Collars	•
Investment Company Securities (including ETFs)**	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Preferred Stock, Warrants and Stock Purchase Rights	•
Repurchase Agreements	•
Reverse Repurchase Agreements (for investment purposes)	•
Securities Lending	33 1/3
Short Sales	•
Unseasoned Companies	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for investments that are not deemed liquid.

**	This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
1.	The Fund may purchase and sell call and put options on foreign currencies.
2.	The Fund may sell covered call and put options and purchase call and put options on securities and securities indices in which it may invest.

INVESTMENT MANAGEMENT APPROACH

Retirement
Portfolio
10 Percent of total assets (excluding securities lending collateral) (italic type)	Completion
• No specific percentage limitation on usage; limited only by the objective and strategies of the Fund	Fund
Investment Securities
American, European and Global Depositary Receipts	•
Asset Backed and Mortgage Backed Securities	•
Bank Obligations	•
Convertible Securities	•
Commodity-Linked Derivative Instruments[1]	•
Corporate Debt Obligations	•
Equity Investments	•
Emerging Country Securities	•
Fixed Income Securities	•
Foreign Government Securities	•
Foreign Securities	•
Non-Investment Grade Fixed Income Securities[2]	•
REITs	•
Structured Securities (which may include equity linked notes)*,3	•
Subsidiary Shares[1]	•
Temporary Investments	•
U.S. Government Securities	•
Yield Curve Options and Inverse Floating Rate Securities	•

*	Limited to 15% of net assets (together with other illiquid securities) for investments that are not deemed liquid.

1.	Such investments would be made only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the IRS, or other applicable guidance or relief provided by the IRS or other agencies.
2.	May be rated BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
3.	Structured Securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.

Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are disclosed in the Summary section of this Prospectus. The following gives additional information on the risks that apply to the Fund and may result in a loss of your investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Retirement
Portfolio
✓ Principal Risk	Completion
• Additional Risk	Fund
Absence of Regulation	✓
Call Risk	•
CFTC Regulation	✓
Commodity Sector	✓
Counterparty	✓
Credit/Default	✓
Derivatives	✓
Emerging Countries	✓
Expenses Risk	✓
Foreign	✓
Geographic	✓
Index/Tracking Error	✓
Inflation Protected Securities	✓
Interest Rate	✓
Investment Style	•
Liquidity	✓
Management	•
Market	✓
Mid-Cap and Small-Cap	✓
NAV	•
Non-Diversification	✓
Non-Hedging Foreign Currency Trading	•
Non-Investment Grade Fixed Income Securities	✓
Publicly-Traded Partnerships	✓
Real Estate Industry	✓
REIT	✓
Sovereign	✓
Stock	✓
Subsidiary	•
Swaps	•
Tax	•
U.S. Government Securities	•

RISKS OF THE FUND

■	Absence of Regulation Risk—The Fund engages in OTC transactions. In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which option contracts and certain options on swaps are generally traded) than of transactions entered into on organized exchanges.

■	Call Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

■	CFTC Regulation Risk—The Fund has claimed an exemption, which is available to registered investment companies, from regulation as a “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5. However, the CFTC has recently adopted amendments to CFTC Rule 4.5, which, when effective, may subject the Fund to regulation by the CFTC. When these amendments become effective, the Fund may consider significant changes, which could include substantially altering its principal investment strategies (e.g., by reducing substantially the Fund’s exposure to the commodities markets) in order to continue to qualify for the exemption from regulation in CFTC Rule 4.5. Alternatively, the Fund may determine to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements governing commodity pools under the Commodity Exchange Act (“CEA”). Compliance with these additional requirements would increase Fund expenses. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation as a commodity pool have not yet been adopted, and it is unclear what the effect of those rules would be on the Fund if they are adopted.

In addition, the CFTC has recently implemented final regulations that impose position limits and limit formulas on certain physical commodity futures and options contracts, including energy and metals contracts, and on physical commodity swaps that are economically equivalent to such contracts. The Investment Adviser’s decisions (and those of any adviser managing a PTP, ETF or investment company in which the Fund may invest) may need to be modified, and commodity contract positions held by the Fund (or any PTP, ETF or investment company in which the Fund may invest) may have to be liquidated at disadvantageous times or prices, to avoid exceeding these position limits, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

■	Commodity Sector Risk—To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
■	Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
■	Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest, repay principal or make a margin payment. The credit quality of the Fund’s portfolio securities may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a

RISKS OF THE FUND

single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration.

■	Derivatives Risk—Loss may result from the Fund’s investments in futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the portfolio assets (if any) being hedged. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to liquidity risk and risks arising from margin requirements. There is also risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices.

■	Emerging Countries Risk—The securities markets of most emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have more or less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Expenses Risk—By investing in other investment companies (including ETFs and money market funds) and PTPs indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other investment companies and PTPs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.
■	Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with domestic issuers. Loss may result because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among others, a slow U.S. economy, regional and global conflicts, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.

■	Geographic Risk—Concentration of the investments of the Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.
■	Index/Tracking Error Risk—While the Investment Adviser will utilize certain indices as references for making investments for the Fund in the Underlying Asset Classes, the Fund will not attempt to fully replicate the investments, or match the performance, of each such index. Accordingly, the Fund’s allocations to any Underlying Asset Class, and thus the Fund’s overall performance may not match, and may vary substantially from, that of any index that it may use to measure its performance (whether overall or with respect to any Underlying Asset Class) for any period of time. Unlike the Fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Fund (or that of one of its Underlying Asset Classes) to match the performance of an index will be adversely affected by the costs of buying and selling investments as well as other expenses. At times, the Fund’s assets may not be fully invested in securities and instruments attempting to approximate the returns of an index. Due to regulatory or market constraints, the Fund may be unable to obtain sufficient exposure to a particular asset class (e.g., commodities). The Fund cannot guarantee that its performance will match that of an index for any period of time or at all.
■	Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, IPS will become more attractive, because they protect future interest payments and principal against inflation. Conversely, as inflationary concerns decrease, IPS will become less attractive and less valuable. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases IPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds an IPS, the Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury IPS (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. Although TIPS with different maturities may be issued in the future, the U.S. Treasury currently issues TIPS in five-year, ten-year and twenty-year maturities.

RISKS OF THE FUND

■	Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (including inflation protected securities) will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

■	Investment Style Risk—The Fund is intended to provide exposure to non-traditional asset classes, and as a result the Fund may be more volatile than a more broadly based conventional fund that includes exposure to more traditional asset classes. Because of its quantitative approach in allocating Fund assets among the Underlying Asset Classes, combined with its passive approach in seeking to approximate returns of those Underlying Asset Classes (other than Hedge Fund Industry Beta), the Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

■	Liquidity Risk—The Fund may invest to a greater degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Because the Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Certain shareholders, including clients or affiliates of the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.

■	Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute the Fund’s investment strategy using a proprietary quantitative methodology. Investments selected using this methodology may perform differently than expected as a result of the factors used in the methodology, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the methodology (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of this quantitative methodology will result in effective investment decisions for the Fund.

From time to time, regulatory constraints or other considerations may prevent the Absolute Return Tracker Fund (in which the Fund intends to invest) from replicating precisely the returns of a Component Market Factor with respect to the Hedge Fund Industry Beta component of the Fund’s portfolio. This may occur for a number of reasons. For example, the Absolute Return Tracker Fund is taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent it would result in a violation of the Code, the Absolute Return Tracker Fund would be prevented from investing in instruments that are directly linked to a Component Market Factor. Similarly, other regulatory constraints, such as limitations on the ability of the Absolute Return Tracker Fund to invest more than a certain percentage in illiquid securities, may also prevent the Absolute Return Tracker Fund from precisely replicating a Component Market Factor. In each of these circumstances, the Investment Adviser will employ a strategy whereby the Absolute Return Tracker Fund will invest in instruments that, in the aggregate, are deemed by the Investment Adviser to provide investment returns similar to those of the Component Market Factors. To the extent the Absolute Return Tracker Fund employs this strategy, it is subject to the risk that the securities selected by the Investment Adviser pursuant to this strategy may not, in fact, provide investment performance that closely tracks the performance of the specific Component Market Factor.

■	Market Risk—The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions. Price changes may be temporary

RISKS OF THE FUND

or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

■	Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.
■	NAV Risk—The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate.

■	Non-Diversification Risk—The Fund is non-diversified, meaning it is permitted to invest more of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

■	Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for speculative purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
■	Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Publicly Traded Partnerships (“PTP”) Risk—The Fund expects that its PTP investments will consist primarily of commodity fund PTPs, and the value of the

Fund’s investment in a PTP will relate directly to the value of the PTP’s assets. Accordingly, the Fund’s investments in a PTP will be subject to the risks associated with the PTP’s underlying assets and exposures, such as derivatives-related and commodity sector risks (see “Derivatives Risk” and “Commodity Sector Risk”).

In addition to the risks associated with the underlying assets and exposures within a PTP, the Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. The Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, the Fund would have limited voting and distribution rights in connection with its investment in a PTP.

■	Real Estate Industry Risk—The Fund is subject to certain risks associated with real estate in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing; variations in rental income, neighborhood values or the appeal of property to tenants; limits on rents; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate industry companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The real estate industry is particularly sensitive to economic downturns. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.
■	REIT Risk—Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

RISKS OF THE FUND

■	Sovereign Risk—The issuer of non-U.S. sovereign debt held by the Fund, such as Germany or Japan, or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

■	Subsidiary Risk—To the extent that the Fund determines in the future to invest through a subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary may not be registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, may not be subject to all the investor protections of the Investment Company Act.
■	Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities.

Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, provided that such modifications are consistent with the positions articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to segregate assets equal to the full notional amount of the swaps.

■	Tax Risk—One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from certain commodity index-linked structured notes and from investments in a subsidiary is qualifying income. However, the IRS has indicated that the granting of such private letter rulings is currently suspended, pending further internal discussion. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. Accordingly, its ability to make commodity-linked investments is restricted. The IRS may ultimately

RISKS OF THE FUND

conclude and assert that income and gains from such structured notes and/or from a subsidiary will not be considered qualifying income for purposes of determining whether the Fund remains qualified as a regulated investment company for U.S. federal income tax purposes. The tax treatment of commodity-linked notes, other commodity-linked derivatives and/or a subsidiary may also be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

■	U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of June 30, 2012, GSAM, including its investment advisory affiliates, had assets under management of $716.1 billion.

The Investment Adviser provides day to day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Fund:

■	Supervises all non-advisory operations of the Fund
■	Provides personnel to perform necessary executive, administrative and clerical services to the Fund
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and SAIs and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of the Fund
■	Provides office space and all necessary office equipment and services

SERVICE PROVIDERS

MANAGEMENT FEE AND OTHER EXPENSES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of the Fund’s average daily net assets):

Contractual
	Management Fee	Average Daily
Fund	Annual Rate*	Net Assets
Retirement Portfolio Completion	0.45%	First $1 Billion
	0.41%	Next $1 Billion
	0.38%	Next $3 Billion
	0.37%	Next $3 Billion
	0.36%	Over $8 Billion

*	The Investment Adviser has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least September 30, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.

The Investment Adviser may waive a portion of its management fee from time to time, and may discontinue or modify any such waiver in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.064% of the Fund’s average daily net assets through at least September 30, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund will be available in the Fund’s annual report for the period ended October 31, 2012.

FUND MANAGERS

Quantitative Investment Strategies Team
The QIS team manages exposure to stock, bond, currency and commodity markets. The team develops sophisticated quantitative models and processes in an effort to forecast returns and control exposure to a wide variety of risks. These proprietary models, which are continually refined, are developed in a highly academic, innovative team environment. The QIS team’s proprietary research on these models is dynamic and ongoing, with new strategies continually under development.

■	QIS employs a globally-integrated team of over 65 professionals, with an additional 65+ professionals dedicated to trading, information technology and the development of analytical tools

■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond, currency and commodity markets

■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Don Mulvihill, Managing Director	Portfolio Manager— Retirement Portfolio Completion Fund	Since 2012	Mr. Mulvihill joined the Investment Adviser in 1981 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the QIS team in 1999.

Matthew Hoehn, Vice President	Portfolio Manager— Retirement Portfolio Completion Fund	Since 2012	Mr. Hoehn joined the QIS team in 2006 and has been working with the Financial Solutions Group in QIS since the middle of 2008 when it launched within QIS. Prior to joining the QIS team, he worked on the IMD Finance and Strategy team.

Don Mulvihill and Matthew Hoehn are ultimately responsible for the Fund’s investment process and are primarily responsible for the day-to-day management of the Fund’s portfolio. They also manage the implementation and execution process.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see the SAI.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs,

SERVICE PROVIDERS

71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.19% of average daily net assets with respect to class A, Class C, Class IR and Class R Shares.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund or limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Funds. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the SAI.

The Fund’s Board of Trustees may approve a securities lending program where an affiliate of the Investment Adviser is retained to serve as a securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews all portfolio securities loan transactions for which an affiliated lending agent has acted as lending agent. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

Dividends

The Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the Fund
■	Shares of the same class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.

You may indicate your election on your Account Application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Authorized Institution) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the Fund. If cash dividends are elected with respect to the Fund’s annual net investment income dividends, then cash dividends must also be elected with respect to the net capital gains component, if any, of the Fund’s annual dividend.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income, and distributions from net capital gains, if any, are declared and paid annually.

From time to time a portion of the Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s shares.

HOW TO BUY SHARES

Shares Offering
Shares of the Fund are continuously offered through the Distributor. In addition, certain Authorized Institutions (including certain banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and redemption requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.

The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain Authorized Institutions. In order to make an initial investment in the Fund you must furnish to your Authorized Institution the information in the Account Application.

Note: Authorized Institutions may receive different compensation for selling different class shares.

The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Authorized Institution to discuss which share class option is right for you.

To open an account, contact your Authorized Institution.

Customers of certain Authorized Institutions will normally give their purchase instructions to the Authorized Institution, and the Authorized Institution will, in turn, place purchase orders with Goldman Sachs. Authorized Institutions will set times by which purchase orders and payments must be received by them from their customers.

For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, or cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, travelers cheques or credit card checks.

SHAREHOLDER GUIDE

In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.

Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Fund. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker dealer or other financial intermediary and that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class IR and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans; except that Class IR Shares are available to such accounts to the extent they are purchased through an Eligible Fee-Based Program.

Retirement Plans generally may open an account and purchase Class IR and/or Class R Shares through Authorized Institutions, financial planners, Retirement Plan administrators and other financial intermediaries. Either Class IR or Class R Shares may not be available through certain Authorized Institutions. Additional shares may be purchased through a Retirement Plan’s administrator or record-keeper.

What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:

	Initial	Additional*
Regular Accounts	$1,000	$50

Employer Sponsored Benefit Plans	No Minimum	No Minimum

Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plan Accounts	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

For Institutional Shares the following minimum investments apply:

Type of Investor	Minimum Investment
■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of the Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Corporations with less than $100 million in assets or in outstanding publicly traded securities

■  Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations
No minimum

No minimum amount is required for initial purchases in Class IR and Class R Shares or additional investments in Institutional, Class IR or Class R Shares.

The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; any Trustee or officer of the Goldman Sachs Trust (the “Trust”); brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and for other investors at the

SHAREHOLDER GUIDE

discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Authorized Institution?
If shares of the Fund are held in an account maintained and serviced by your Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Authorized Institution, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Authorized Institution to an account with another Authorized Institution involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Authorized Institution. If your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

Certain Authorized Institutions and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

■	The Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Institution or other financial intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Institutions and other financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your Authorized Institution or another financial intermediary to learn whether it is authorized to accept orders for the Trust.

Authorized Institutions that invest in shares on behalf of their customers may charge fees directly to their customer accounts in connection with their investments. You should contact your Authorized Institution or Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other financial intermediaries (“Intermediaries”) to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries for sub-accounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary may differ for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Authorized Institution or other Intermediary for more information about the payments it receives and any potential conflicts of interest.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account or require an Authorized Institution to refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
■	Close the Fund to new investors from time to time and reopen the Fund whenever it is deemed appropriate by the Fund’s Investment Adviser.
■	Provide for, modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of shares.

Generally, non-U.S. citizens and certain U.S. citizens residing outside the United States may not open an account with the Fund.

The Fund may allow you to purchase shares with securities instead of cash if consistent with the Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law.

Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge) after the Fund receives your order in proper form. The price you receive when you sell shares is the Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charges (e.g., CDSCs) after the Fund receives your order in proper form. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Fund’s investments are valued based on market quotations, or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under procedures established by the Board of Trustees.

To the extent the Fund invests in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value price for a particular security, or if the price provided does not meet the established criteria for the Fund, the Fund will price that security at the most recent closing price for that security on its principal exchange.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the

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valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading suspensions.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).

Please note the following with respect to the price at which your transactions are processed:

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange does not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of this Prospectus.

Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and

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commissions paid to Authorized Institutions for Class A Shares of the Fund are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933 (“Securities Act”).

**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months.

***	The Distributor may pay a one-time commission to Authorized Institutions who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Authorized Institution (including Goldman Sachs’ Private Wealth Management Unit), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Institutions who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Institutions will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Authorized Institution or other financial intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the Authorized Institution or other financial intermediary;

(ii)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held in any account of the shareholder at another Authorized Institution or other financial intermediary; and

(iii)	Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Authorized Institution or other financial intermediary by related parties of the shareholder, such as members of the same family or household.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Authorized Institution agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Institution or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;

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■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000.
■	These requirements may be waived at the discretion of the Trust’s officers;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;
■	Insurance company separate accounts that make the Fund available as an underlying investment in certain group annuity contracts;
■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the SAI.

You must certify eligibility for any of the above exemptions on your Account Application and notify your Authorized Institution and the Fund if you no longer are eligible for the exemption.

The Fund will grant you an exemption subject to confirmation of your entitlement by your Authorized Institution. You may be charged a fee by your Authorized Institution.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Institution must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Authorized Institution at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.

In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares currently held will be valued at their current market value.

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■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Authorized Institution) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.

A COMMON QUESTION APPLICABLE TO THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Authorized Institutions. A commission equal to 1.00% of the amount invested is normally paid by the Distributor to Authorized Institutions.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A AND C SHARES

What Else Do I Need To Know About The CDSC On Class A Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
■	The death or disability (as defined in Section 72(m)(7) of the Code of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;

■	A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your C Shares and 10% of the value of your Class A Shares;

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■	Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or

■	Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other Employee Benefit Plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Portfolios.

HOW TO SELL SHARES

How Can I Sell Shares Of The Fund?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares through your Authorized Institution. Generally, the Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You should contact your Authorized Institution to discuss redemptions and redemption proceeds. Certain Authorized Institutions are authorized to accept redemption requests on behalf of the Fund as described under “How to Buy Shares—Shares Offering.” The Fund may transfer redemption proceeds to an account with your Authorized Institution. In the alternative, your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent). Redemptions may be requested by your Authorized Institution in writing, by telephone or through an electronic trading platform.

Generally, any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	A request is made in writing to redeem Class A, Class C, Class IR or Class R Shares in an amount over $50,000 via check;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like the redemption proceeds sent to a domestic bank account that is not your bank account designated in the current records of the Transfer Agent.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Authorized Institutions may submit redemption requests by telephone. You risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and Boston Financial Data Services, Inc. (“BFDS”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	Telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option may be modified or terminated at any time without prior notice.
■	The Fund may redeem via check up to $50,000 in Class A, Class C, Class IR and Class R Shares requested via telephone.

Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with your Authorized Institution or to a domestic bank account

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designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Authorized Institution. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds, but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be paid as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”). Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
■	To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of your bank or any other financial intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such financial intermediaries.

By Check: A shareholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Authorized Institutions are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these Authorized Institutions may set times by which they must receive redemption requests. These Authorized Institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event your Authorized Institution’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Institution with a relationship with Goldman Sachs or in the event that the Fund is no longer an option in your Retirement Plan or no longer available through your Eligible Fee-Based Program.
■	Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed checks.
■	Charge an additional fee in the event a redemption is made via wire transfer.

Neither the Trust, the Investment Adviser nor Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

SHAREHOLDER GUIDE

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem.

■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) of certain Goldman Sachs Funds offered in other prospectuses may, however, be subject to a redemption fee for shares that are held for either 30 or 60 days or less. The exchange privilege may be materially modified or withdrawn at any time upon 60 days written notice. You should contact your Authorized Institution to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
■	Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.

■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.

■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. For purposes of determining the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be that applicable to the original shares acquired, and will not be affected by a subsequent exchange.

■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Authorized Institution.
■	All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Normally, a telephone exchange will be made only to an identically registered account.
■	Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into the Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Retirement Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER GUIDE

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.goldmansachsfunds.com and from your Authorized Institution, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest dividends and capital gains distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
■	You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.

■	You should obtain and read the prospectus of the Goldman Sachs Fund into which dividends are invested.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

■	You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.
■	You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
■	You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.

■	An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.

Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
■	Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
■	Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
■	The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived.

■	The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of Class C Shares and 10% of the value of Class A Shares.

What Types Of Reports Will I Be Sent Regarding My Investment?
Authorized Institutions and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Institutions and other financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Class IR or Class R shares and a monthly account statement if you invest in Institutional Shares. If your account is held through your Authorized Institution, you will receive this information from your Authorized Institution.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may

SHAREHOLDER GUIDE

revoke your consent at any time by contacting Goldman Sachs Funds at the appropriate phone number or address found on the back cover of this Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Authorized Institution, please contact the Authorized Institution to revoke your consent.

DISTRIBUTION AND SERVICE FEES

What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Authorized Institutions. These financial intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.50% of the Fund’s average daily net assets attributed to Class A, Class C and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Institutions, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Institutions;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Institutions after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A Shares and Class R Shares, respectively, as ongoing commissions to Authorized Institutions immediately. Goldman Sachs generally pays the distribution fees on a quarterly basis.

CLASS C PERSONAL AND ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Institutions and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Institutions after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or

SHAREHOLDER GUIDE

Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, certain Goldman Sachs Funds offered in other prospectuses impose a redemption fee on redemptions made within 30 or 60 days of purchase subject to certain exceptions as described in those Goldman Sachs Funds’ prospectuses under “What Do I Need To Know About The Redemption Fee?”. As a further deterrent to excessive trading, many foreign equity securities held by Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the Fund. If the Fund detects that a shareholder has completed two or more round trip transactions within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.

Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by financial intermediaries such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit

Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts may be limited in certain circumstances, and certain of these financial intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation

As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Funds’ distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the non-corporate shareholder must own their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

A sunset provision provides that the 15% long-term capital gain rate will increase to 20% and the taxation of dividends at the long-term capital gain rate will end after 2012.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or Tax Identification Number on your Account Application. By law, the Fund must withhold 28% (currently scheduled to increase to 31% after 2012) of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.

TAXATION

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions to non-U.S. investors of long-term capital gains. More information about U.S. taxation of non-U.S. investors is included in the SAI.

The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of this Prospectus. If your account is held with an Authorized Institution, contact your representative with respect to reporting of cost basis and available elections for your account.

Appendix A
Additional Information on Portfolio
Risks, Securities and Techniques

A. General Portfolio Risks

Because the Fund invests in derivatives that provide exposure to equity investments, the Fund will be subject to the risks associated with such investments. “Equity investments” may include common stocks, preferred stocks, interests in REITS, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including ETFs) and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of such investments may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Fund may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility. To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in this Prospectus.

To the extent it invests in fixed income securities, the Fund will also be subject to the risks associated with fixed income securities. These risks include interest rate risk and credit/default risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment.

The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of equivalent quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.

The Investment Adviser may use derivative instruments, including financial futures contracts and swap transactions, as well as other types of derivatives. The Fund’s

APPENDIX A

investments in derivative instruments, including financial futures contracts and swaps, can be significant.

Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives.

Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in this Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and purposes for which they may be used by the Fund.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives, and all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Strategy Risk (with respect to the Hedge Fund Industry Beta portion of the Fund’s portfolio). From time to time, regulatory constraints or other considerations may prevent the Absolute Return Tracker Fund (through which the Fund intends to gain exposure to Hedge Fund Industry Beta) from replicating precisely the returns of a Component Market Factor. This may occur for a number of reasons. For example, the Absolute Return Tracker Fund is taxed as a regulated investment company under the Code, and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent it would result in a violation of the Code, the Absolute Return Tracker Fund would be prevented from investing in instruments that are directly linked to the Component Market Factor. Similarly, other regulatory constraints, such as limitations on the ability of the Absolute Return Tracker Fund to invest more than a certain percentage in illiquid securities, may also prevent the Absolute Return Tracker Fund from precisely replicating a Component Market Factor. In each of these circumstances, the Investment Adviser will employ a strategy whereby the Absolute Return Tracker Fund will invest in instruments that, in the aggregate, are deemed by the Investment Adviser to provide investment returns similar to those of the Component Market Factors. To the extent the Absolute Return Tracker Fund employs this strategy, it is subject to the risk that the securities selected by the Investment Adviser pursuant to this strategy may not, in fact, provide investment performance that closely tracks the performance of the specific Component Market Factor.

In addition, for the reasons listed below, there is no assurance that the Absolute Return Tracker Fund will track hedge fund returns. Instead, the Absolute Return Tracker Fund may display a pattern of returns over time that broadly resembles the pattern of beta returns of hedge funds as a broad asset class.

While the Absolute Return Tracker Fund will gain investment exposure to multiple liquid Component Market Factors, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets. The proprietary algorithm’s return mapping is based on historical data regarding the Component Market Factors and hedge fund returns and volatilities. Hedge fund strategies can be dynamic and unpredictable, and the algorithm’s estimation of current hedge fund asset allocation may not be accurate.

Past and current levels of the Component Market Factors and hedge fund returns are not necessarily indicative of future levels and returns. Furthermore, even if historic returns prove to be a reliable indicator of future returns in one or more periods during the term of the investments, the algorithm may not continue to effectively identify such returns. The Absolute Return Tracker Fund is subject to constraints on the weightings of the Component Market Factors within its portfolio and is limited with respect to its use of leverage. Hedge fund returns may reflect the performance of leveraged investments. Accordingly, the Absolute Return Tracker Fund may be exposed to less leverage at any given time than hedge funds are then currently employing.

Risks of Derivative Investments. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, structured

APPENDIX A

securities and forward contracts and other derivatives relating to foreign currency transactions. Investments in derivative instruments may be for both hedging and nonhedging purposes (that is, to seek to increase total return, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes). Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge certain portfolio risks. Investing for nonhedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investments purchased by the Fund, particularly debt securities and over-the-counter traded instruments, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the investments.

If one or more instruments in the Fund’s portfolio become illiquid, the Fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the Fund’s net assets, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a prior source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How Are Shares Priced?”

Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds), and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s or Baa or higher by Moody’s or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuers’ capacity to pay interest and repay principal.

APPENDIX A

A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund may invest in fixed income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Foreign Investments. The Fund will make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover assets if a Foreign Custodian enters bankruptcy. Investments in emerging market countries may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Concentration of the Fund’s assets in one or a few countries and currencies will subject the Fund to greater risks than if the Fund’s assets were not geographically concentrated.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other similar instruments representing securities of foreign issuers. ADRs, EDRs and GDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside of the United

APPENDIX A

States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Emerging Countries. The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Asia, Africa, Eastern Europe, the Middle East and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political

APPENDIX A

conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser currently anticipates that all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Geographic Risks. The Fund may invest in the securities of governmental issuers located in a particular foreign country or region. Concentration of the Fund’s investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

Risks of Investing in Mid-Capitalization and Small-Capitalization Companies and REITs. The Fund may invest in mid- and small-capitalization companies and REITs. Investments in mid- and small-capitalization companies and REITs involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Mid- and small-capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid- and small-capitalization companies and REITs include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid- and small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in mid- and small-capitalization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when the Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the

APPENDIX A

stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, provided that such modifications are consistent with the positions articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the swaps.

Temporary Investment Risks. The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. Government Securities

■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable quality)

■	Certificates of deposit

■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks with a remaining maturity of less than one year
■	ETFs
■	Other Investment Companies
■	Cash items

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

Risks of Short Selling. The Fund may engage in short selling. In these transactions, the Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

The Fund may also make short sales against the box, in which the Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

Risks of Large Shareholder Redemptions. Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these participating insurance companies or accounts of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.

APPENDIX A

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that loss of principal will not occur or that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

REITs. The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the

APPENDIX A

market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Structured Securities. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Structured securities are considered hybrid instruments because they are derivative investments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on these notes is linked to the value of individual commodities, futures contracts or the performance of one or more commodity indices.

Structured securities may also include equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.

Foreign Currency Transactions. The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate that the foreign currency will appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against

APPENDIX A

defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price. As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in forward currency contracts.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks. When writing an option, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the option contract.

Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is an over-the-counter transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, and purchase and write call and put options on futures contracts and enter into swaps on futures contracts in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not currently subject to registration or regulation as a pool operator under that Act with respect to the Fund. However, the CFTC has recently adopted amendments to CFTC rules which, when effective, could subject certain mutual funds, potentially including the Fund, to regulation by the CFTC. CFTC regulation could subject the Fund to the registration, disclosure and operational requirements governing commodity pools under the CEA. Certain of the rules that would apply to the Fund if it becomes subject to CFTC regulation as a commodity pool have not yet been adopted, and it is unclear what the effect of those rules would be on the Fund if they are adopted. Alternatively, when the amendments become effective, the Fund may consider changes to its investment strategies (e.g., by reducing their use of certain futures, options and swaps) in order to continue to qualify for an exemption from regulation by the CFTC.

Futures contracts and related options and swaps present the following risks:

■	While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.

■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

APPENDIX A

■	The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.

■	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

■	Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

■	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in futures contracts and options and swaps on futures contracts. In the case of futures contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, provided that such modifications are consistent with the positions articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies and money market funds beyond the statutory limits described above. Some of those investment companies and money market funds may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Equity Swaps. The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.

Swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as

APPENDIX A

the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, provided that such modifications are consistent with the positions articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the swaps.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or nongovernmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities. Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are

APPENDIX A

securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations.

Unseasoned Companies. The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Commodity-Linked Instruments. The Fund may invest in commodity-linked instruments, such as commodity-linked swaps, commodity index-linked structured notes and other derivative instruments that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts, only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the IRS, or other applicable guidance or relief provided by the IRS or other agencies. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. These swaps expose the Fund economically to movements in commodity prices. The Fund may also invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. Structured notes may be structured by the issuer or the purchaser of the note. Structured notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund may also invest in commodities ETFs.

Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked investments instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due the general increase in prevailing interest rates. Conversely,

APPENDIX A

during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments may move in tandem with those of debt and equity securities and thus may not provide overall portfolio diversification benefits.

Under favorable economic conditions, the Fund’s investments in commodity-linked investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on such investments are expected to exhibit low or negative correlation with stocks and bonds.

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific government or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade securities may be issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual government or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.

The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

APPENDIX A

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets. The Fund may not make additional investments if borrowings exceed 5% of its net assets.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Index Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a nonrefundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

When the Fund writes (sells) credit default swaps that do not cash settle, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open.

APPENDIX A

As an investment company registered with the SEC, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, provided that such modifications are consistent with the positions articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash settled swaps, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the swaps.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Lending of Portfolio Securities. The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations regarding the Fund’s investments described elsewhere in this Prospectus.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institutions with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield on an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which an inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B
Financial Highlights

Because the Fund has not commenced investment operations as of the date of this Prospectus, financial highlights are not available.

Retirement Portfolio Completion
Fund Prospectus

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports (when available) and the SAI at the Fund’s website: http://www.goldmansachsfunds.com/summaries.

From time to time, certain announcements and other information regarding the Funds may be found at http://www.gs.com/gsam/redirect/announcements/individuals for individual investors, http://www.gs.com/gsam/redirect/announcements/institutions for institutional investors or http://www.gs.com/gsam/redirect/announcements/advisors for advisers.

To obtain other information and for shareholder inquiries:

	Institutional	Retail
■ By telephone:	1-800-621-2550	1-800-526-7384
■ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Trust documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Trust documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 551-8090.

The Trust’s investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman, Sachs & Co.

RETCOMPPRO12

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2012

	CLASS A	CLASS C	INSTITUTIONAL	CLASS R	CLASS IR
FUND	SHARES	SHARES	SHARES	SHARES	SHARES
GOLDMAN SACHS RETIREMENT PORTFOLIO COMPLETION	GRPOX	GRPCX	GRIPX	GRIRX	GRPPX
(A portfolio of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606
     This Statement of Additional Information (the “SAI”) is not a Prospectus. This SAI should be read in conjunction with the Prospectus for the Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”), dated September 28, 2012, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman, Sachs & Co. by calling the telephone numbers or writing to one of the addresses listed below, or from institutions acting on behalf of their customers.
     The Fund’s Annual Report (when available) may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free 1-800-526-7384 (for Class A, Class C, Class R and Class IR Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
          GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this SAI is September 28, 2012.

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GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN, SACHS & CO.
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll-free (in U.S.) 800-526-7384 (for Class A, Class C, Class R and Class IR Shareholders) or 800-621-2550 (for Institutional Shareholders).

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INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The following series of the Trust is described in this SAI: Goldman Sachs Retirement Portfolio Completion Fund (the “Fund”).
     The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund. Additional series and classes may be added in the future from time to time. The Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class R Shares, Class IR Shares and Institutional Shares. See “SHARES OF THE TRUST.”
     Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Fund. In addition, Goldman Sachs serves as the Fund’s distributor and transfer agent. The Fund’s custodian is State Street Bank and Trust Company (“State Street”).
     The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.
INVESTMENT OBJECTIVE AND POLICIES
     The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The Fund is a non-diversified, open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.
     The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.
General Information Regarding The Fund
     The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts (“REITs”) and other real estate industry companies, including REIT-like entities or real estate operating companies whose products and services are related to the real estate industry, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, other investment companies (including exchange traded funds (“ETFs”)), warrants and stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers.
     The Fund seeks long-term capital appreciation.
     The Fund is designed to provide retirement investors of all ages (i.e., both those who are approaching or planning for retirement and those who are currently retired) with access to certain asset classes that are typically underrepresented in retirement savings portfolios (the “Underlying Asset Classes”). The Fund’s Investment Adviser believes that the Underlying Asset Classes may provide return, risk, and correlation characteristics complementary to a portfolio of more traditional investments, such as large cap equities or investment grade fixed income. The Fund may also be used by non-retirement investors seeking exposure to the Underlying Asset Classes. The Fund currently intends to gain exposure to the Underlying Asset Classes set forth in the table below, principally through the use of the securities and derivatives indicated:

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Underlying Asset Class	Principal Investments Used to Obtain Exposure
US Inflation Linked Government Bonds	Fixed income securities

Global Real Estate Investment Trusts (global “REITs”)	Equity securities

Commodities	Publicly traded partnerships (“PTPs”), Exchange Traded Funds (“ETFs”), investment companies

Emerging Markets Equity	ETFs, futures (including equity index futures, synthetic futures, or other over-the-counter futures), equity index swaps, currency forwards

Emerging Markets Sovereign Credit	Indexed credit default swaps

North American High Yield Corporate Credit	Indexed credit default swaps

Hedge Fund Industry Beta*	Goldman Sachs Absolute Return Tracker Fund (“Absolute Return Tracker Fund”)

*	“Hedge Fund Industry Beta” refers to the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill.
Allocations Among the Underlying Asset Classes
The Investment Adviser allocates the Fund’s assets among the Underlying Asset Classes according to a proprietary rules-based, quantitative methodology. Each Underlying Asset Class (other than Hedge Fund Industry Beta) is represented by an index broadly representative of that asset class (the “Underlying Indices”). The Fund’s Underlying Asset Class allocations are rebalanced semi-annually. The Investment Adviser seeks to target approximately equal risk contributions from each Underlying Asset Class to the overall risk profile of the Fund, while at the same time allocating a maximum of 20% and a minimum of 5% of the Fund’s assets to each Underlying Asset Class at the time of each rebalancing. However, the Fund’s actual allocations will drift between rebalance dates, due to market movements or other factors, and the Investment Adviser may, in its discretion, but is not required to, reduce the Fund’s exposure to any Underlying Asset Class at other times to the extent that the Underlying Asset Class greatly exceeds 20% of the Fund’s portfolio. The Investment Adviser may change its methodology, target allocations and Underlying Asset Classes from time to time at its discretion.
Investments in the Underlying Asset Classes
Once the Investment Adviser has determined the allocations to each Underlying Asset Class, it employs a passive investment approach with respect to achieving exposure to those Underlying Asset Classes (other than Hedge Fund Industry Beta) within the Fund. Under that approach, Investment Adviser utilizes the Underlying Indices as a reference for making investments for the Fund in the Underlying Asset Classes (other than Hedge Fund Industry Beta). While the Fund will not attempt to fully replicate the investments of any Underlying Index, the Fund will attempt to approximate the investment characteristics and performance of each Underlying Index, and thus the investment characteristics and performance of each related Underlying Asset Class. The Fund will not attempt to exceed the performance of any Underlying Index.
Exposure to Hedge Fund Industry Beta. The Investment Adviser intends to gain exposure to Hedge Fund Industry Beta (that is, the component of hedge fund returns that is attributable to market risk exposure, rather than manager skill) by investing in the Absolute Return Tracker Fund, an affiliated mutual fund also managed by the Investment Adviser.
     The Absolute Return Tracker Fund seeks to deliver long-term total returns consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Absolute Return Tracker Fund selects its investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund returns. The Absolute Return Tracker Fund invests in securities and other financial instruments that provide long or short exposure to market factors that represent the sources of market risk (the “Component Market Factors”) that contribute to Hedge Fund Industry Beta, including but not limited to U.S. and non-U.S. equity indices, fixed income indices, credit indices, commodity indices, volatility indices and developed and emerging markets ETFs. The exposure of the Absolute Return Tracker Fund to any particular Component Market Factor varies from time to time as the weightings of the Component Market Factors within the algorithm change. Neither the Fund nor the Absolute Return Tracker Fund invests in hedge funds.

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Additional Information
     As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury securities or short-term investments, including money market funds and repurchase agreements. For cash management purposes, the Fund may also invest in cash equivalents and short-term government bonds. In addition, the Fund may from time to time hold foreign currencies.
     The Fund is not subject to any maturity or duration limitations with respect to individual fixed income holdings or the Fund’s collective fixed income portfolio, and the Fund is not restricted in its ability to invest in high yield non-investment grade fixed income securities (i.e., securities rated BB, Ba or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable quality).
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
Corporate Debt Obligations
     The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.
     Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

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Commodity-Linked Investments
     The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts, only to the extent permissible under applicable law then in effect, or in reliance upon a private letter ruling from the IRS, or other applicable guidance or relief provided by the IRS or other agencies. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
     The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
     Because commodity-linked derivative securities are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
     The Fund may invest in structured notes. In one type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The terms of such notes will be in accordance with applicable IRS guidelines. The amount payable at maturity, early redemption or “knockout” (as defined below) of the note will depend directly on the performance of the S&P GSCI™ Total Return Index (“GSCITM”). As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the “leverage factor”) of three. The note will also bear interest at a floating rate that is pegged to the London Interbank Offered Rate (“LIBOR”). The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable monthly, quarterly or at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the GSCI™ over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and, generally, by (iii) the leverage factor of three (although the leverage factor may vary, and some notes may have no leverage factor). The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will “knockout”) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund, while holding the note, will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the Commodity Exchange Act, as amended (the “CEA”). The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.
     With respect to a second type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity

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or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the GSCI™, with weightings of the different commodities similar to the weightings in the GSCI™. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable monthly, quarterly or at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (A) the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by (B) the face amount of the note, and, generally, by (C) the leverage factor of three (although the leverage factor may vary, and some notes may have no leverage factor). The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund, while holding the note, will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.
Publicly-Traded Partnerships
     The Fund expects that its PTP investments will consist primarily of commodity fund PTPs, and the value of the Fund’s investment in a PTP will relate directly to the value of the PTP’s assets. Accordingly, the Fund’s investments in a PTP will be subject to the risks associated with the PTP’s underlying assets and exposures, such as derivatives-related and commodity sector risks.
     In addition to the risks associated with the underlying assets and exposures within a PTP, the Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. The Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its net asset value. Unlike ownership of common stock of a corporation, the Fund would have limited voting and distribution rights in connection with its investment in a PTP.
Commercial Paper and Other Short-Term Corporate Obligations
     The Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     The Fund may invest in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies,

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instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     The Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
     Treasury Inflation-Protected Securities (“TIPS”). The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
     Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
     If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
     Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
Bank Obligations
     The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary

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depending upon market conditions and the remaining maturity of the obligation. The Fund may invest in deposits in U.S. and European banks satisfying the standards set forth above.
Zero Coupon Bonds
     The Fund’s investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds
     The Fund’s investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.
     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
     Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “Taxation.”
Variable and Floating Rate Securities
     The interest rates payable on certain debt securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
Custodial Receipts and Trust Certificates
     The Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the

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underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
     Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Mortgage Loans and Mortgage-Backed Securities
     The Fund may invest in mortgage loans and mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed rate mortgage loans (“Mortgage-Backed Securities”).
     Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
General Characteristics of Mortgage Backed Securities.
     In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if the Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than

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expected prepayments will reduce yield to maturity and market value. To the extent that the Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
     Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, the Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.
     The rate of interest paid on mortgage-backed securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.
     The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and mortgage-backed securities in which the Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Fund.
Certain General Characteristics of Mortgage Loans
     Adjustable Rate Mortgage Loans (“ARMs”). The Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund.
     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of

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the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
     ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in the Fund’s portfolio and, therefore, in the net asset value of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
     Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect the Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

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2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.	Recent Governmental Action, Legislation and Regulation. The rise in the rate of foreclosures of properties in certain states or localities has resulted in legislative, regulatory and enforcement action in such states or localities seeking to prevent or restrict foreclosures, particularly in respect of residential mortgage loans. Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans. For example, the Helping Families Save Their Homes Act of 2009 authorized bankruptcy courts to assist bankrupt borrowers by restructuring residential mortgage loans secured by a lien on the borrower’s primary residence. Bankruptcy judges are permitted to reduce the interest rate of the bankrupt borrower’s residential mortgage loan, extend its term to maturity to up to 40 years or take other actions to reduce the borrower’s monthly payment. As a result, the value of, and the cash flows in respect of, the Mortgage-Backed Securities collateralized by these residential mortgage loans may be adversely impacted, and, as a consequence, the Fund’s investment in such Mortgage-Backed Securities could be adversely impacted. Other federal legislation, including the Home Affordability Modification Program (“HAMP”), encourages servicers to modify residential mortgage loans that are either already in default or are at risk of imminent default. Furthermore, HAMP provides incentives for servicers to modify residential mortgage loans that are contractually current. This program, as well other legislation and/or governmental intervention designed to protect consumers, may have an adverse impact on servicers of residential mortgage loans by increasing costs and expenses of these servicers while at the same time decreasing servicing cash flows. Such increased financial pressures may have a negative effect on the ability of servicers to pursue collection on residential mortgage loans that are experiencing increased delinquencies and defaults and to maximize recoveries on the sale of underlying residential mortgaged properties following foreclosure. Other legislative or regulatory actions include insulation of servicers from liability for modification of residential mortgage loans without regard to the terms of the applicable servicing agreements. The foregoing legislation and current and future governmental regulation activities may

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have the effect of reducing returns to the Fund to the extent it has invested in Mortgage-Backed Securities collateralized by these residential mortgage loans.
Mortgage Pass-Through Securities
     To the extent consistent with its investment policies, the Fund may invest in both government guaranteed and privately issued mortgage passthrough securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
     General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.
     The Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie

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Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of the Fund’s portfolio.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
     Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.
o	Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

o	Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.

o	Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

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     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.
     The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Freddie Mac and Fannie Mae, including any such Mortgage-Backed Securities held by the Fund.
     Privately Issued Mortgage-Backed Securities. To the extent consistent with its investment policies, the Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on

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such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in the Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
     Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by the Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

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     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

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     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that is primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS Securities. Certain of the mortgage loans underlying CMBS Securities constituting part of the collateral interests may be delinquent, in default or in foreclosure.
     Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.

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     CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
Asset-Backed Securities
     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     The Fund may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Recent Events Relating to the Mortgage- and Asset-Backed Securities Markets and the Overall Economy
     The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted (and continue to result) in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a depressed real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail or seek bankruptcy protection. Since 2008, the market for Mortgage-Backed Securities (as well as other asset-backed securities) has been particularly adversely impacted by, among other factors, the failure and subsequent sale of Bear, Stearns & Co. Inc. to J.P. Morgan Chase, the merger of Bank of America Corporation and Merrill Lynch & Co., the insolvency of Washington Mutual Inc., the failure and subsequent bankruptcy of Lehman Brothers Holdings, Inc., the extension of approximately $152 billion in emergency credit by the U.S. Department of the Treasury to American International Group Inc., and, as described above, the conservatorship and the control by the U.S. government of Freddie Mac and Fannie Mae. Furthermore, the global markets have seen an increase in volatility due to uncertainty surrounding

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the level and sustainability of sovereign debt of certain countries that are part of the European Union, including Greece, Spain, Portugal, Ireland and Italy, as well as the sustainability of the European Union itself. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. No assurance can be made that this uncertainty will not lead to further disruption of the credit markets in the United States or around the globe. These events, coupled with the general global economic downturn, have resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments.
     The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the Mortgage-Backed Securities held by the Fund. Additionally, a lack of credit liquidity, adjustments of mortgages to higher rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions, coupled with high levels of real estate inventory and elevated incidence of underwater mortgages, may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the Mortgaged-Backed Securities in which the Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such Mortgage-Backed Securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such Mortgage-Backed Securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on Mortgage-Backed Securities, thereby resulting in a decrease in value of such Mortgage-Backed Securities, including the Mortgage-Backed Securities owned by the Fund.
     The U.S. Government, the Federal Reserve, the Treasury, the Securities and Exchange Commission (“SEC”), the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC, which, if enacted, would significantly alter the manner in which asset-backed securities, including Mortgage-Backed Securities, are issued. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on any of the asset-backed or Mortgage-Backed Securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of any asset-backed or Mortgage-Backed Securities held by the Fund. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.
     Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (the “FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Recent guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that are owned by a Fund.
     Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the Mortgage-Backed Securities in which the Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, in recent months housing prices and appraisal values in many states and localities have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Fund may invest in as described above).

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     The foregoing adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for Mortgage-Backed Securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgaged-Backed Securities and other asset-backed securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by the Fund may experience further declines after they are purchased by the Fund.
Inverse Floating Rate Securities
     The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s 15% limitation on investments in such securities.
High Yield Securities
     The Fund may invest in bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of non-investment grade securities to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).
     Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.
     The market values of high yield, fixed income securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. High yield securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities.
     Because investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

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     Another factor which causes fluctuations in the prices of high yield, fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
     The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
     The secondary market for high yield, fixed income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the net asset value of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
     Non-investment grade or high yield, fixed income securities also present risks based on payment expectations. High yield, fixed income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations.
Futures Contracts and Options on Futures Contracts
     The Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may also engage in futures and related options transactions in an attempt to match the returns of the Component Market Factors. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not currently subject to registration or regulation as a pool operator under that

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Act with respect to the Fund. However, the CFTC has recently adopted amendments to CFTC rules which, when effective, could subject certain mutual funds, potentially including the Fund, to regulation by the CFTC. CFTC regulation could subject the Fund to the registration, disclosure and operational requirements governing commodity pools under the CEA. Certain of the rules that would apply to a Fund if it becomes subject to CFTC regulation as a commodity pool have not yet been adopted, and it is unclear what the effect of those rules would be on the Fund if they are adopted. Alternatively, when the amendments become effective, the Fund may consider changes to its investment strategies (e.g., by reducing their use of certain futures, options and swaps) in order to continue to qualify for an exemption from regulation by the CFTC.
     Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Fund has acquired or expects to acquire. As another example, the Fund may enter into futures transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
     Hedging Strategies Using Futures Contracts. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices,

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the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Covered Options. The Fund may write (sell) covered call and put options on any securities in which it may invest. The Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option

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written by the Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of the call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, the Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by the Fund would be covered, which means that the Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if the Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. The Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if the Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
     The Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. The Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option, or by owning offsetting options as described above.
     The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. The Fund may purchase covered put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. The Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. The Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option

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period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
     The Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Funds may purchase a call option on the yield spread between two securities if they own one of the securities and anticipate purchasing the other security and want to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by the Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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     There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     The Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase the Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Real Estate Investment Trusts
     The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Warrants and Stock Purchase Rights
     The Fund may invest in warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Foreign Securities
     The Fund may invest a substantial portion of its assets in foreign securities. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
     With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation or war. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities often involve currencies of foreign countries. Accordingly, the Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.
     Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Fund’s assets are uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect the Fund’s investments in those countries.
     The Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts and Global Depositary Receipts. The Fund may also invest in European Depositary Receipts or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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     To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.
     As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Countries” below.
     Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
     Investing in Emerging Countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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     From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.
     Investing in Australia. The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.
     Investing in Eastern Europe. The Fund may seek investment opportunities within Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     Where the Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
     Investing in Asia. Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest and stability of existing coalitions in politically-fractionated countries – and may result in adverse consequences to the Fund.
     The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.
     Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which the Fund is invested and, as a result, may result in adverse consequences to the Fund.
     Many of the countries in Asia have experienced rising inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of the Fund’s investments in Asian securities.

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     Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market could adversely affect the Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect the Fund’s performance.
     Although the Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.
     Investing in Greater China. Investing in Greater China (the People’s Republic of China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of war); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies, particularly those located in the China region, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.
     The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.
     The willingness and ability of the Chinese government to support Greater China markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact the Fund’s investments in Taiwan and Hong Kong. The political reunification of the People’s Republic of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation, and the continuing hostility between the People’s Republic of China and Taiwan, poses a threat to Taiwan’s economy and may have an adverse impact on the value of the Fund’s investments in both the People’s Republic of China and Taiwan.
     Greater China has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, Greater China.
     Investing in Japan. Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets. In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is

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sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
     The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.
     Performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.
     Like many European countries, Japan is experiencing a deterioration of its competitiveness. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.
     Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Fund may also enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Component Market Factors. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.
     The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposure and the currency exposure of a performance benchmark. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to

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the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.
     While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. The Fund may write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when the Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by the Fund obligates the Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by the Fund obligates the Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that the Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.
     The Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” The Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     The Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of the currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

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     The Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of the Fund’s portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     In addition to using options for the hedging purposes described above, the Fund may use options on currency to seek to increase total return. The Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     The Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.
     The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Total Return Swaps, Options on Swaps and Interest Rate Swaps, Caps, Floors and Collars
     The Fund may enter into currency, mortgage, credit, total return, index and interest rate swaps for hedging purposes, or to seek to increase total return, or in an attempt to match the returns of the Component Market Factors. The Fund may also purchase and write (sell) options on swaps, commonly referred to as swaptions. Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Written credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security, or pool of securities. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events.

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Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. To the extent that the Fund’s exposure in a transaction involving a swap or a swaption is covered by the segregation of cash or liquid assets or is covered by other means in accordance with SEC guidance or otherwise, the Fund and the Investment Adviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
     The Fund will not enter into transactions involving swaps unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.
     The use of swaps, swaptions and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

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     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.
Convertible Securities
     The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of the Fund’s investment policies.
Preferred Securities
     The Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. The Fund may also enter into equity swaps in an attempt to match the returns of the Component Market Factors. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap

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contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
     The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
     The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Lending of Portfolio Securities
     The Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, the Fund attempts to increase its net investment income.
     Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Fund as necessary to fully cover their obligations.
     With respect to loans that are collateralized by cash, the Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If the Fund would receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
     For the duration of any securities loan, the Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. The Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.
     Securities lending involves certain risks. The Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. The Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects the Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in the Fund. In addition, the Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. The Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, the Fund

37

may also lose its rights in the collateral. The Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, the Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).
     The Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectus regarding investing in fixed income securities and cash equivalents.
     The Fund’s Board of Trustees may approve the Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, the Fund may retain an affiliate of the Investment Adviser to serve as its securities lending agent.
     For its services, the securities lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. The Fund’s Board of Trustees periodically reviews securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Fund’s securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Other Investment Companies
     The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the

38

management fees (and other expenses) paid by the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs. Moreover, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in investment companies and money market funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to the Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, to the extent that the Fund serves as an “underlying Fund” to another Goldman Sachs Fund, the Fund may invest a percentage of its assets in other investment companies if those investments are consistent with applicable law and/or exemptive orders obtained from the SEC.
     The Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
     ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. An ETF represents a portfolio of securities, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Repurchase Agreements
     The Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The Fund may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which the Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price for the duration of the agreement. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all

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securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund may sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. These reverse repurchase agreements may involve foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.
     When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Investment Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Short Sales
     The Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
     There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
     The Fund may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
     If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held

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at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
Collateralized Debt Obligations
     The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management and other administrative fees.
     The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such securities may be characterized by the Fund as illiquid securities. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Non-Diversified Status
     Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.
Temporary Investments
     The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; cash; ETFs and other investment companies; and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Portfolio Turnover
     The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will

41

make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
Special Note Regarding Market Events
     Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.
     The instability in the financial markets led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state, and foreign governments, regulatory agencies, and self -regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
     Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of the vote of (a) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or the Fund.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction number (2) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
     As a matter of fundamental policy, the Fund may not:
(1)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(2)	Borrow money, except (a) to the extent permitted by applicable law, the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.

42

(3)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law.

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(5)	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein, or securities or other investments that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(6)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts, or that represent indices of commodities prices or that reflect the return of such indices.

(7)	Issue senior securities to the extent such issuance would violate applicable law.
     The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.
     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     The Fund may not:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets.

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TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
     The business and affairs of the Fund are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and two Interested Trustees. The Board has selected an Independent Trustee to act as Chairman, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chairman’s duties, the Chairman will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.
     The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.
     The Board has established six standing committees – Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.
     The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

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Trustees of the Trust
Information pertaining to the Trustees of the Trust as of September 28, 2012 is set forth below.
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex	Other
Name, Address	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994–1996 and 1998–Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992–2004 and 2006–Present); and was formerly Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006–2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007–2009); Managing Director, BlackRock, Inc. (2006–2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997–2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999–2006). Trustee—Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975—2003); Director, Emerging Markets Group, Ltd. (2004—2006); and Director, Elderhostel, Inc. (2006— Present). Trustee—Goldman Sachs Mutual Fund Complex.	109	None

45

				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex	Other
Name, Address	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991—2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009—Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003—2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006—2007). Trustee—Goldman Sachs Mutual Fund Complex.	109	None

Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002–2008); Director, FIIS (2002–2008); Director, Fidelity Investments Institutional Operations Company (2003–2007); Executive Officer, Fidelity Distributors Corporation (2007–2008). Trustee—Goldman Sachs Mutual Fund Complex.	109	None

Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011–Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Trustee—Goldman Sachs Mutual Fund Complex.	109	None

Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee—Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

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Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex	Other
Name, Address	Held with	Time	Principal Occupation(s)	Overseen by	Directorships
and Age[1]	the Trust	Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998—Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993—April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007— Present); Senior Vice President— Goldman Sachs Mutual Fund Complex (May 2007—November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001—2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007 and December 2002—May 2004).	109	None

Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director—GSAM (May 1999 —Present); Consultant to GSAM (December 1994—May 1999); and Limited Partner, Goldman Sachs (December 1994—May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.

[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Fund’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Fund.

[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund and Goldman Sachs Variable Insurance Trust. As of September 28, 2012, the Goldman Sachs Trust consisted of 95 portfolios (87 of which currently offer shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
     The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives

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of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of April 27, 2012 that led the Board to conclude that such individual should serve as a Trustee.
     Ashok N. Bakhru. Mr. Bakhru has served as a Trustee since 1991 and Chairman of the Board since 1996. Mr. Bakhru serves as President of ABN Associates, a management and financial consulting firm, and is a Director of Apollo Investment Corporation, a business development company. Previously, Mr. Bakhru was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. Previously, Mr. Bakhru held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.
     Donald C. Burke. Mr. Burke has served as Trustee since 2010. Mr. Burke serves as a Director of Avista Corp., an energy company. Mr. Burke was a Managing Director of BlackRock, Inc., where he was President and Chief Executive Officer of BlackRock’s U.S. funds and a director and chairman of several offshore funds advised by BlackRock. As President and Chief Executive Officer of BlackRock’s U.S. funds, he was responsible for all accounting, tax and regulatory reporting requirements for over 300 open-end and closed-end BlackRock funds. Previously, he was a Managing Director, First Vice President and Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”), where he worked for 16 years prior to MLIM’s merger with BlackRock, and was instrumental in the integration of BlackRock’s and MLIM’s operating infrastructure following the merger. While at MLIM, he was Chief Financial Officer and Treasurer of MLIM’s U.S. funds and Head of Global Operations and Client Services, where he was responsible for the development and maintenance of MLIM’s operating infrastructure across the Americas, Europe and the Pacific Rim. He also developed controls for the MLIM U.S. funds’ financial statement certification process to comply with the Sarbanes-Oxley Act of 2002, worked with fund auditors in connection with the funds’ annual audits and established the department responsible for all tax issues impacting the MLIM U.S. funds. Previously, Mr. Burke was Tax Manager at Deloitte & Touche, where he was designated as one of the firm’s lead specialists in the investment company industry, and advised multinational corporations, partnerships, universities and high net worth individuals in tax matters. Mr. Burke is a certified public accountant. Based on the foregoing, Mr. Burke is experienced with accounting, financial and investment matters.
     John P. Coblentz, Jr. Mr. Coblentz has served as Trustee since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz also currently serves as a Director of Elderhostel, Inc., a not-for-profit organization. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.
     Diana M. Daniels. Ms. Daniels has served as Trustee since 2007. Ms. Daniels also serves as Vice Chair of the Board of Trustees of Cornell University. Ms. Daniels held several senior management positions at The Washington Post Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice Present, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.

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     Joseph P. LoRusso. Mr. LoRusso has served as Trustee since 2010. Mr. LoRusso held a number of senior management positions at Fidelity Investments for over 15 years, where he was most recently President of Fidelity Investments Institutional Services Co. (“FIIS”). As President of FIIS, Mr. LoRusso oversaw the development, distribution and servicing of Fidelity’s investment and retirement products through various financial intermediaries. Previously, he served as President, Executive Vice President and Senior Vice President of Fidelity Institutional Retirement Services Co., where he helped establish Fidelity’s 401(k) business and built it into the largest in the U.S. In these positions, he oversaw sales, marketing, implementation, client services, operations and technology. Mr. LoRusso also served on Fidelity’s Executive Management Committee. Prior to his experience with Fidelity, he was Second Vice President in the Investment and Pension Group of John Hancock Mutual Life Insurance, where he had responsibility for developing and running the company’s 401(k) business. Previously, he worked at The Equitable (now a subsidiary of AXA Financial), where he was Product Manager of the company’s then-nascent 401(k) business, and at Arthur Andersen & Co. (now Accenture), as a Senior Consultant within the firm’s consulting practice. Based on the foregoing, Mr. LoRusso is experienced with financial and investment matters.
     Jessica Palmer. Ms. Palmer has served as Trustee since 2007. Ms. Palmer serves as a Director of Emerson Center for the Arts and Culture, a not-for-profit organization. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Prior to that, Ms. Palmer was a Vice President at Goldman Sachs in its international corporate finance department. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.
     Richard P. Strubel. Mr. Strubel has served as Trustee since 1987. Mr. Strubel also serves as Chairman of the Northern Funds, a family of retail and institutional mutual funds managed by The Northern Trust Company. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.
     James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.
     Alan A. Shuch. Mr. Shuch has served as a Trustee since 1990. Mr. Shuch is an Advisory Director to Goldman Sachs. Mr. Shuch serves on the Board of Trustees of a number of offshore funds managed by GSAM. He serves on GSAM’s Valuation and Brokerage Allocation Committees. Prior to retiring as a general partner of Goldman Sachs in 1994, Mr. Shuch was president and chief operating officer of GSAM which he founded in 1988. Mr. Shuch joined the Goldman Sachs Fixed Income Division in 1976. He was instrumental in building Goldman Sachs’ Corporate Bond Department and served as co-head of the Global Fixed Income Sales and the High Yield Bond and Preferred Stock Departments. He headed the Portfolio Restructuring and Fixed Income Quantitative and Credit Research Departments. Mr. Shuch also served on a variety of firm-wide committees including the International Executive, New Product and Strategic Planning Committees and was a member of the Stone Street/Bridge Street Private Equity Board. Mr. Shuch serves on Wharton’s Graduate Executive Board. Based on the foregoing, Mr. Shuch is experienced with financial and investment matters.

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Officers of the Trust
Information pertaining to the officers of the Trust as of September 28, 2012 is set forth below.
Officers of the Trust

Term of
Office and
	Position(s)	Length of
Name, Age And	Held	Time
Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	Trustee and President	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998—December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 — April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007 —Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007 — November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001 — 2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002 — May 2004).

Scott McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007—Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005—2007); and Director (2005—2007), Vice President (2000—2005), Assistant Vice President (1998—2000), Deutsche Asset Management or its predecessor (1998—2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992—Present). Assistant Treasurer — Goldman Sachs Mutual Fund Complex.

50

Term of
Office and
	Position(s)	Length of
Name, Age And	Held	Time
Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Peter Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000—Present); Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008-Present); Associate, Prudential Insurance Company of America (November 1985—June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999—2000).

Assistant Treasurer — Goldman Sachs Mutual Fund Complex.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998—Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995—October 1998). Assistant Treasurer—Goldman Sachs Mutual Fund Complex.

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006—Present); Vice President, GSAM (June 1998—Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996—June 1998).

Vice President—Goldman Sachs Mutual Fund Complex.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 49	Vice President	Since 2000	Manager, Financial Control — Shareholder Services, Goldman Sachs (1986 —Present). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Hancock 71 South Wacker Drive Chicago, IL 60606 Age: 44	Vice President	Since 2007	Managing Director, Goldman Sachs (November 2005–Present); Vice President, Goldman Sachs (August 2000–November 2005); Senior Vice President—Dreyfus Service Corp (1999–2000); and Vice President—Dreyfus Service Corp (1996–1999).

Vice President—Goldman Sachs Mutual Fund Complex.

Jeffrey D. Matthes 30 Hudson Street Jersey City, NJ 07302 Age: 43	Vice President	Since 2007	Vice President, Goldman Sachs (December 2004—Present); and Associate, Goldman Sachs (December 2002—December 2004). Vice President—Goldman Sachs Mutual Fund Complex.

Carlos W. Samuels 30 Hudson Street Jersey City, NJ 07302 Age: 37	Vice President	Since 2007	Vice President, Goldman Sachs (December 2007—Present); Associate, Goldman Sachs (December 2005—December 2007); Analyst, Goldman Sachs (January 2004—December 2005).

Vice President—Goldman Sachs Mutual Fund Complex.

51

Term of
Office and
	Position(s)	Length of
Name, Age And	Held	Time
Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Miriam Cytryn 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2008	Vice President, GSAM (2008-Present); Vice President of Divisional Management, Investment Management Division (2007-2008); Vice President and Chief of Staff, GSAM US Distribution (2003-2007); and Vice President of Employee Relations, Goldman Sachs (1996-2003).

Vice President—Goldman Sachs Mutual Fund Complex.

Glen Casey 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2008	Managing Director, Goldman Sachs (2007-Present); and Vice President, Goldman Sachs (1997-2007). Vice President—Goldman Sachs Mutual Fund Complex.

Mark Heaney Christchurch Court 10-15 Newgate Street London, EC1A 7HD, UK Age: 44	Vice President	Since 2010	Executive Director, GSAM (May 2005-Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004-March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001-May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000-September 2001); Director of Investment Administration, Invesco Asset Management (December 1998-March 2000).

Vice President—Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012	Vice President, Goldman Sachs (August 2006–Present); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); Associate, Weil, Gotshal & Manges–LLP (2002-2006).

Secretary – Goldman Sachs Mutual Fund Complex (August 2012 – Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012 – August 2012).

David Fishman 200 West Street New York, NY 10282 Age: 47	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Danny Burke 200 West Street New York, NY 10282 Age: 49	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Secretary	Since 2007	Vice President, Goldman Sachs (2005-Present); Associate, Goldman Sachs (2001-2005); and Analyst, Goldman Sachs (1994-2005). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

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Term of
Office and
	Position(s)	Length of
Name, Age And	Held	Time
Address	With the Trust	Served[1]	Principal Occupation(s) During Past 5 Years
Patrick T. O’Callaghan 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2009	Vice President, Goldman Sachs (2000-Present); Associate, Goldman Sachs (1998-2000); Analyst, Goldman Sachs (1995-1998). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

James A. McCarthy 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2009	Managing Director, Goldman Sachs (2003-Present); Vice President, Goldman Sachs (1996-2003); Portfolio Manager, Goldman Sachs (1995-1996). Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Andrew Murphy 200 West Street New York, NY 10282 Age: 40	Assistant Secretary	Since 2010	Vice President, Goldman Sachs (April 2009-Present); Assistant General Counsel, Goldman Sachs (April 2009-Present); Attorney, Axiom Legal (2007-2009); Vice President and Counsel, AllianceBernstein, L.P. (2001-2007).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Robert Griffith 200 West Street New York, NY 10282 Age: 37	Assistant Secretary	Since 2011	Vice President, Goldman Sachs (August 2011–Present); Assistant General Counsel, Goldman Sachs (August 2011–Present); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—Goldman Sachs Mutual Fund Complex.

Matthew Wolfe 200 West Street New York, NY 10282 Age: 30	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (July 2012–Present); Assistant General Counsel, Goldman Sachs (July 2012–Present); Associate, Dechert LLP (2007–2012).

Assistant Secretary — Goldman Sachs Mutual Fund Complex.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established six standing committees in connection with their governance of the Fund — Audit, Governance and Nominating, Compliance, Valuation, Dividend and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held five meetings during the fiscal year ended October 31, 2011.

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     The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2011. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s investment adviser, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met four times during the fiscal year ended October 31, 2011. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and Shuch serve on the Valuation Committee, together with certain employees of GSAM who are not Trustees. The Valuation Committee met twelve times during the fiscal year ended October 31, 2011. The Valuation Committee reports periodically to the Board.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with the Fund’s Prospectus. Messrs. McNamara and McHugh serve on the Dividend Committee. The Dividend Committee met twelve times during the year ended October 31, 2011.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended October 31, 2011. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
     The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, its affiliates or other service providers.
     The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks.

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The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.
     Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund’s independent registered public accounting firm and the GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund’s compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Fund and other portfolios of the Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund as of December 31, 2011.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Fund[1]	Overseen By Trustee[2]
Ashok N. Bakhru	—	Over $100,000
Donald C. Burke	—	Over $100,000
John P. Coblentz, Jr.	—	Over $100,000
Diana M. Daniels	—	Over $100,000
Joseph P. LoRusso	—	Over $100,000
James A. McNamara	—	Over $100,000
Jessica Palmer	—	Over $100,000
Alan A. Shuch	—	Over $100,000
Richard P. Strubel	—	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in the Fund described in this SAI.

[2]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Credit Strategies Fund and Goldman Sachs Municipal Opportunity Fund. As of December 31, 2011, the Trust consisted of 90 portfolios (83 of which offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public), and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
     As of September 28, 2012, the Fund had not commenced operations, and therefore the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of beneficial interest of the Fund.
Board Compensation
     Through December 31, 2010, the Trust paid each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting, and Audit Committee meeting attended by such Trustee. As of January 1, 2011, each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee in lieu of each Independent Trustee receiving an annual fee plus additional fees for each meeting attended. Under this new compensation structure, the Chairman and “audit committee financial expert” will continue to receive additional compensation for their services. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2011:

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Trustee Compensation

	Aggregate	Pension or Retirement
	Compensation	Benefits Accrued as Part	Total Compensation
Name of Trustee	from the Fund*	Of the Trust’s Expenses	From Fund Complex**
Ashok N. Bakhru[1]	—	$0	$392,250
Donald C. Burke	—	0	254,000
John P. Coblentz, Jr.[2]	—	0	293,500
Diana M. Daniels	—	0	254,000
Joseph P. LoRusso	—	0	254,000
James A. McNamara[3]	—	0	0
Jessica Palmer	—	0	254,000
Alan A. Shuch[3]	—	0	0
Richard P. Strubel	—	0	254,000

*	The Fund had not commenced operations as of the date of this SAI. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the fiscal year ended October 31, 2012: Mr. Bakhru, $750; Mr. Burke, $500; Mr. Coblentz, $650; Ms. Daniels, $500; Mr. LoRusso, $500; Mr. McNamara, $0; Ms. Palmer, $500; Mr. Shuch, $0; and Mr. Strubel, $500.

**	Represents fees paid to each Trustee during the fiscal year ended October 31, 2011 from the Goldman Sachs Mutual Fund Complex. As of October 31, 2011, the Goldman Sachs Mutual Fund Complex consisted of the Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Credit Strategies Fund and Goldman Sachs Municipal Opportunity Fund. As of October 31, 2011, the Trust consisted of 90 portfolios (83 of which offered shares to the public), the Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public), and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.

[1]	Includes compensation as Board Chairman.

[2]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

[3]	Messrs. McNamara and Shuch are Interested Trustees, and as such, receive no compensation from the Fund or the Goldman Sachs Mutual Fund Complex.
Miscellaneous
     Class A Shares of the Fund may be sold at NAV without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Fund’s other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.
MANAGEMENT SERVICES
     As stated in the Fund’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund.
     Founded in 1869, Goldman Sachs Group, Inc. is a financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s Management Agreement is in effect.
     The Investment Adviser is able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research division provides original fundamental insights and analysis for clients in the equity, fixed income and currency and commodities markets. The group

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covers areas such as economics, portfolio strategy, derivatives and equity and credit securities in more than 25 stock markets and 50 economies and regions around the world. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers, subject to Chinese Wall restrictions.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Fund, the Investment Adviser has access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.
     In allocating assets among foreign countries and currencies for the Fund, the Investment Adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the Fund given its investment objectives and criteria.
     The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Fund’s Management Agreement was initially approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on August 16, 2012. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement will be available in the Fund’s annual report dated October 31, 2012.
     The Management Agreement will remain in effect until June 30, 2013 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
     Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on the Fund’s average daily net assets, at the annual rate of 0.45% on the first $1 billion, 0.41% on the next $1 billion, 0.38% on the next $3 billion, 0.37% on the next $3 billion, and 0.36% on any amount over $8 billion.
     In addition to providing advisory services, under its Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of the Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

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Portfolio Managers – Other Accounts Managed by the Portfolio Managers
The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of June 30, 2012.

	Number of Accounts Managed and Total Assets by Account Type†						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based†
	Registered						Registered
Name of Portfolio	Investment		Other Pooled		Other		Investment		Other Pooled		Other
Manager	Companies		Investment Vehicles		Accounts		Companies		Investment Vehicles		Accounts
	Number of	Assets	Number of	Assets	Number of	Assets		Assets	Number of	Assets	Number of	Assets
	Accounts	Managed	Accounts	Managed	Accounts	Managed	Number of Accounts	Managed	Accounts	Managed	Accounts	Managed
Retirement Portfolio Completion Fund
Don Mulvihill	38	9.0	43	8.0	1,428	20.0	0	0.0	3	0.3	9	2.3
Matthew Hoehn	38	9.0	43	8.0	1,428	20.0	0	0.0	3	0.3	9	2.3
Assets are in billions of USD as of June 30, 2012.

†	Includes wrap as a single account.

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     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
   The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers – Compensation
     Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: performance relative to an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
     The benchmark for the Fund for purposes of compensation is the Retirement Portfolio Completion Benchmark.
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
     Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Fund
     The Fund was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no securities issued by the Fund.
Distributor and Transfer Agent
     Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of the Fund. Shares of the Fund are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into

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sales agreements with certain investment dealers and other financial service firms (the “Authorized Institutions”) to solicit subscriptions for Class A, Class C, Class R and Class IR Shares of the Fund. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class C Shares (and in certain cases, Class A Shares), of the Fund shares.
     Dealer Reallowances. Class A Shares of the Fund are sold subject to a front-end sales charge, as described in the Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Authorized Institutions who sell Class A shares of the Fund in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows 3.25% of the Fund’s offering price with respect to purchases under $100,000.
     Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Authorized Institutions. Authorized Institutions to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act of 1933.
     Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to the Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets of the Fund’s Institutional Shares and 0.19% of average daily net assets with respect to the Fund’s Class A, Class C, Class R and Class IR Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectus.
     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of the Fund, is responsible for the payment of the Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Authorized Institutions, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Fund pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     The Investment Adviser has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage

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fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, 0.064% of the Fund’s average daily net assets through at least September 30, 2013. Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year and, after September 30, 2013, may be discontinued or modified by the Investment Adviser in its discretion at any time, although the Investment Adviser currently has no intention of doing so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
     Fees and expenses borne by the Fund relating to legal counsel, registering shares of the Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. The Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.
Custodian and Sub-Custodians
     State Street, 53 State Street, Boston, Massachusetts 02109, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Fund’s independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Fund’s federal and state tax returns and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Fund
     Goldman Sachs (which, for purposes of this “Potential Conflicts of Interest” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Goldman Sachs provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises (such Goldman Sachs or other client accounts (including the Fund), relationships and products collectively, the “Accounts”). Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which the Funds may directly and indirectly invest. As a result, Goldman Sachs’ activities and dealings, including on behalf of the Fund, may affect the Fund in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts. For purposes of this “Potential Conflicts of Interest” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.
     The following are descriptions of certain conflicts and potential conflicts that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with, and on behalf of the Funds. They are not, and are not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Investment Adviser’s Form ADV will be provided to shareholders or prospective shareholders upon request.

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Other Activities of Goldman Sachs, the Sale of Fund Shares and the Allocation of Investment Opportunities
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
     Goldman Sachs and its personnel, including employees of the Investment Adviser, may have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds.
     To the extent permitted by applicable law, Goldman Sachs and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons (collectively, “Intermediaries”) from time to time to promote the Funds. These payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs. These payments may create an incentive for a particular Intermediary to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
     The Investment Adviser may manage or advise multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are similar to the Funds and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.
     The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds may create a conflict of interest as the Investment Adviser may have an incentive to favor Accounts with the potential to receive greater fees. For instance, the Investment Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. To address these types of conflicts, the Investment Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with its obligations as an investment adviser. However, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, the investments and performance of other Accounts.
     To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. These policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Funds do not.
     Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Funds and other Accounts by reference to one or more factors, including without limitation: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Funds) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management”) of the Investment Adviser’s Form ADV.
     The Investment Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all Accounts or pro rata among Accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such Accounts.

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     During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
     Notwithstanding anything in the foregoing, the Funds may or may not receive, but in any event will have no rights with respect to, opportunities sourced by Goldman Sachs businesses and affiliates. Such opportunities or any portion thereof may be offered to other Accounts, Goldman Sachs, all or certain investors in the Funds, or such other persons or entities as determined by Goldman Sachs in its sole discretion. The Funds will have no rights and will not receive any compensation related to such opportunities.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Funds with the benefit of information held by such other areas. Such other areas, including without limitation, Goldman Sachs’ prime brokerage and administration businesses, will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Funds. In addition, Goldman Sachs will not have any obligation to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Funds.
Valuation of the Fund’s Investments
     The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets in the Funds. The Investment Adviser values securities and assets in the Funds according to its valuation policies and may value an identical asset differently than another division or unit within Goldman Sachs or another Account values the asset, including because such other division or unit or Account has information regarding valuation techniques and models or other information that it does not share with the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may face a conflict with respect to such valuations as they affect the Investment Adviser’s compensation.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
     The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts. Advice given to, or investment or voting decisions made for, one or more Accounts may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment decisions made for the Funds.
     The extent of Goldman Sachs’ activities in the global financial markets may have potential adverse effects on the Funds. Goldman Sachs, the clients it advises, and its personnel have interests in and advise Accounts which have investment objectives or portfolios similar to or opposed to those of the Funds, and/or which engage in and compete for transactions in the same types of securities and other instruments as the Funds. Transactions by such Accounts may involve the same or related securities or other instruments as those in which the Funds invest, and may negatively affect the Funds or the prices or terms at which the Funds’ transactions may be effected. For example, Accounts may engage in a strategy while the Funds are undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Funds. The Funds and Goldman Sachs may also vote differently on or take or refrain from taking different actions with respect to the same security, which may be disadvantageous to the Funds. Accounts may also invest in or extend credit to different classes of securities or

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different parts of the capital structure of the same issuer and classes of securities that are subordinate or senior to, securities in which the Funds invest. As a result, Goldman Sachs and the Accounts may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, with respect to a particular issuer in which the Funds have invested. The Funds could sustain losses during periods in which Goldman Sachs and other Accounts achieve profits. The negative effects described above may be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
     Goldman Sachs and its personnel may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the interests and activities of the Funds. Research, analyses or viewpoints may be available to clients or potential clients at different times. Goldman Sachs will not have any obligation to make available to the Funds any research or analysis prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. Goldman Sachs may, on behalf of other Accounts and in accordance with its management of such Accounts, implement an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds. The relative timing for the implementation of investment decisions or strategies among Accounts and the Funds may disadvantage the Funds. Certain factors, for example, market impact, liquidity constraints, or other circumstances, could result in the Funds receiving less favorable trading results or incurring increased costs associated with implementing such investment decisions or strategies, or being otherwise disadvantaged.
     Subject to applicable law, the Investment Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divesting of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investments in and activities with respect to such companies.
     When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The portfolio management teams currently base their trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other Accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Investments in Goldman Sachs Funds
     To the extent permitted by applicable law, the Funds may invest in money market and other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment, and fees to the Investment Adviser in its capacity as manager of the Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment because Goldman Sachs could receive fees with respect to both the management of the Funds and such money market fund). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

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Distributions of Assets Other Than Cash
     With respect to redemptions from the Funds, the Funds may, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities with respect to redeeming investors and remaining investors.
Goldman Sachs May Act in a Capacity Other Than Investment Adviser to the Funds
Principal and Cross Transactions
     When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of the Funds, may enter into transactions in securities and other instruments with or through Goldman Sachs, and may cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Investment Adviser’s decision to engage in these transactions for the Funds. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts. Any principal, cross or agency cross transactions will be effected in accordance with fiduciary requirements and applicable law (which may include disclosure and consent).
Goldman Sachs May Act in Multiple Commercial Capacities
     To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds or issuers of securities held by the Funds. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and may take commercial steps in its own interests in connection with providing such services that negatively affect the Funds. For example, Goldman Sachs may require repayment of all or part of a loan at any time and from time to time or cause the Funds to default, liquidate its assets or redeem positions more rapidly (and at significantly lower prices) than might otherwise be desirable. In addition, due to its access to and knowledge of funds, markets and securities based on its other businesses, Goldman Sachs may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held directly or indirectly by the Funds in a manner that may be adverse to the Funds. Goldman Sachs may also derive benefits from providing services to the Funds, which may enhance Goldman Sachs’ relationships with various parties, facilitate additional business development and enable Goldman Sachs to obtain additional business and generate additional revenue.
     To the extent permitted by applicable law, Goldman Sachs may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
     Goldman Sachs may make loans or enter into asset-based or other credit facilities or similar transactions that are secured by a client’s assets or interests, including Fund shares, interests in an Account or assets in which the Funds or an Account has an interest. In connection with its rights as lender, Goldman Sachs may take actions that adversely affect the Account and which may in turn adversely affect the Funds (e.g., a Fund holding the same type of security that is providing the credit support to the borrower Account may be disadvantaged when the borrower Account liquidates assets in response to an action taken by Goldman Sachs).
Goldman Sachs May Act in a Capacity as the Creator of the Retirement Portfolio Completion Benchmark
     Goldman Sachs created the Retirement Portfolio Completion Benchmark through both selection of the components of the Benchmark and the development of algorithms and calculations designed to support the Benchmark. Goldman Sachs created the Benchmark for the purpose of creating a benchmark for the Fund and other funds and accounts managed by the Investment Adviser. Goldman Sachs is solely responsible for managing and maintaining the Benchmark, and decisions

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made with respect to the formation and management of the Benchmark, including any future rebalancing or adjustment by Goldman Sachs, may be adverse to the interests of the Fund.
     Goldman Sachs has selected the asset classes initially comprising the Benchmark, and may receive various benefits, including compensation and business opportunities, in connection therewith. The sub-indices of the Benchmark may include securities issued by Goldman Sachs in respect of which Goldman Sachs may receive compensation. Further, the success of the Benchmark may lead to the use of the Benchmark by other investment products and enable Goldman Sachs to obtain additional business and generate additional revenue therefrom.
Code of Ethics and Personal Trading
     Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons may buy and sell securities or other investments for their personal accounts, including investments in the Funds, and may also take positions that are the same as, different from, or made at different times than, positions taken by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov. Additionally, Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading.
Proxy Voting by the Investment Adviser
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting policies and procedures, proxy voting decisions made by the Investment Adviser with respect to securities held by the Funds may benefit the interests of Goldman Sachs and Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Limitations and Restrictions on Investment Opportunities and Activities of the Investment Adviser and the Funds
     The Investment Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by Goldman Sachs, Goldman Sachs’ internal policies and/or potential reputational risk or disadvantage to Accounts, including the Funds, and Goldman Sachs. As a result, the Investment Adviser might not engage in transactions for the Funds in consideration of Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution). In addition, the Investment Adviser is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds. The Investment Adviser may also limit the activities and transactions engaged in by the Funds, and may limit its exercise of rights on behalf of or in respect of the Funds, for reputational or other reasons, including where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, or where such activity or transaction or the exercise of such rights on behalf of or in respect of the Funds could affect Goldman Sachs, the Investment Adviser or their activities.

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Brokerage Transactions
     The Investment Adviser may select broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, their affiliates and other Goldman Sachs personnel with proprietary or third party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. As a result, the Investment Adviser may pay for such brokerage and research services with “soft” or commission dollars.
     Brokerage and research services may be used to service the Funds and any or all other Accounts, including in connection with Accounts other than those that pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the amount of commissions paid by the Funds in comparison to such other Accounts. The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.
Aggregation of Trades by the Investment Adviser
     The Investment Adviser follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple clients (sometimes called “bunching”) (including Accounts that are proprietary to Goldman Sachs), so that the orders can be executed at the same time. The Investment Adviser aggregates orders when the Investment Adviser considers doing so appropriate and in the interests of its clients generally. In addition, under certain circumstances trades for the Funds may be aggregated with Accounts that contain Goldman Sachs assets.
     When a bunched order is completely filled, the Investment Adviser generally will allocate the securities purchased or proceeds of sale pro rata among the participating Accounts, based on the purchase or sale order. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
     The Investment Adviser does not bunch or aggregate orders for different Funds, or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made separately, or if bunching, aggregating or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated trades than on trades for Funds that are not aggregated, and incur lower transaction costs on netted trades than trades that are not netted. Where transactions for a Fund are not aggregated with other orders, or not netted against orders for the Fund, the Fund may not benefit from a better price and lower commission rate or lower transaction cost.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed

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commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of their decision-making responsibilities.
     Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
     The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.
     Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for the Fund. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

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NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time), or such other times as the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of the Fund for which market quotations are readily available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price, or the official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed income securities, with the exception of short term securities with remaining maturities of 60 days or less, will be valued using evaluated prices provided by a recognized pricing service (e.g., Interactive Data Corp., Reuters, etc.) or dealer-supplied quotations; (v) fixed income securities for which accurate market quotations are not readily available are valued by the Investment Adviser based on valuation models that take into account various factors such as spread and daily yield changes on government or other securities in the appropriate market (i.e. matrix pricing); (vi) short term fixed income securities with a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Fund’s investments are valued based on market quotations which may be furnished by a pricing service or provided by securities dealers or, in the case of foreign equity securities, “fair value” prices are provided by an independent fair value service (if available), in accordance with the fair value procedures approved by the Trustees, and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times

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that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or act of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; trading limits; or suspensions.
     The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Fund or series except where allocations of expenses can otherwise be fairly made.
Errors and Corrective Actions
     The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to the Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither the Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
     As discussed in more detail under “NET ASSET VALUE,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
     The Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of September 28, 2012, the Trustees have authorized the issuance of five classes of shares of the Fund: Class A, Class C, Class R, Institutional and Class IR Shares. Additional series and classes may be added in the future.
     Each Class A Share, Class C Share, Institutional Share, Class R Share and Class IR Share of the Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of the Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plans (the “Plans”) are borne exclusively by Class A, Class C or Class R Shares, and transfer agency fees and expenses are borne at different rates by different share

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classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed more fully in the Fund’s Prospectus.
     Class A Shares are sold, with an initial sales charge, through brokers and dealers who are members of the FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Fund bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.
     Class C Shares of the Fund are sold subject to a CDSC of up to 1.00% through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Fund for services provided to the institution’s customers.
     Class R and Class IR Shares are sold at net asset value without a sales charge. As noted in the Prospectus, Class R and Class IR Shares are not sold directly to the public. Instead, Class R and Class IR Shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money-purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (the “Retirement Plans”). Class R and Class IR Shares are also generally available only to Retirement Plans where plan level or omnibus accounts are held on the books of the Fund. Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. Participants in a Retirement Plan should contact their Retirement Plan service provider for information regarding purchases, sales and exchanges of Class R and Class IR Shares. Class IR Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by a registered broker-dealer or other financial intermediary that is approved by Goldman Sachs (“Eligible Fee-Based Program”). Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Class A, Class C, Class R and Class IR Shares) to its customers and thus receive different compensation with respect to different classes of shares of the Fund. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved

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by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

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Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Principal Holders of Securities
     The Fund had not commenced operations as of the date of this SAI, and the Trust does not know of any persons who own of record or beneficially 5% or more of any class of the Fund’s shares as of that date.
TAXATION
     The following are certain additional U.S. federal income tax considerations generally affecting the Fund and the purchase, ownership and disposition of shares of the Fund that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on September 28, 2012, which are subject to change.
Fund Taxation
     The Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Code.
     There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to

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an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     As described in the Prospectus, the Fund may gain exposure to the commodity markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income. A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.
     If the Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.
     The Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
     To avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all

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taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any, during the eight taxable years following the year of the loss. Capital loss carryforwards arising on taxable years of the Fund beginning after December 22, 2010 will generally be able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, the Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be

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taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
     The Fund anticipates that it may be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to pass through foreign taxes to the shareholders but will be entitled to deduct such taxes in computing the amounts they are required to distribute.
     If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
     If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Medicare Tax
     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Foreign Taxes
     The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the Fund, more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

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     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     Distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but it may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% (currently scheduled to increase to 31% after 2012) rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.
State and Local Taxes
     The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     A copy of the October 31, 2012 Annual Report, when available, may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of the Fund’s Prospectus.

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PROXY VOTING
     The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.
     The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.
     The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
     From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

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     Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Fund’s website at www.goldmansachsfunds.com and on the SEC’s website at www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Advisor, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Intermediaries” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds.
     The Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments are negotiated with each Intermediary based on a range of factors, including but not limited to the Intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any Intermediary in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through an Intermediary.
     These Additional Payments may be significant to certain Intermediaries, and may be an important factor in an Intermediary’s willingness to support the sale of the Funds through its distribution system.
     The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of Intermediaries and the retention of those investments by those clients. To the extent Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Funds with respect to those assets.
     In addition, certain Intermediaries may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports, economic analysis, portfolio analysis tools, business planning services, certain marketing and investor education materials and strategic asset allocation modeling. The Intermediary may not pay for these products or services. The cost of the Additional Services and the particular services provided may vary from Intermediary to Intermediary.
     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases.

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     The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, an Intermediary may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary receives more distribution assistance for one share class versus another, that Intermediary may have an incentive to recommend that share class. Because Intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.
     For the year ended December 31, 2011, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 157 Intermediaries, totaling approximately $97.4 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to the Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company and Goldman Sachs Variable Insurance Trust. During the year ended December 31, 2011, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2011 are not reflected. Additional Intermediaries may receive payments in 2012 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.
ADP Broker Dealer, Inc
American Enterprise Investment Services Inc
Allstate Life Insurance Co
Amalga Trust Company
Amalgamated Bank of Chicago
American National Trust and Investment Management Company (dba Old National Trust Company)
American United Life Insurance Co
Ameriprise Financial Services, Inc.
Ascensus, Inc
Associated Trust NA & Associated Investment Services Inc.
AXA Equitable Life Insurance Company
Banc of America Securities, LLC
BancorpSouth
Bank Hapoalim B.M.
Bank of New York
Bank of Oklahoma
Bankers Trust
Barclays Capital Inc.
BB&T Capital Markets
BMO Nesbitt Burns (Harris)
BOSC, Inc.
Branch Banking & Trust Company
Brown Brothers Harriman & Co
C.M. Life Insurance Company
Financial Network Investment Corporation
Multi Financial Securities Corporation
PrimeVest Financial Services
Charles Schwab & Co., Inc.
Chicago Mercantile Exchange, Inc. and CME Shareholder Servicing, LLC.
Citibank N.A.
Citibank N.A. — Agency and Trust Department
Citigroup Global Markets, Inc.
Citigroup Private Bank at Citibank N.A.
Citizens Bank Wealth Management N.A.
Comerica Bank

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Comerica Securities
Commerce Bank N.A.
Companion Life Insurance Company
Compass Bank
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Daily Access Corporation
Dain Rauscher Inc.
Deutsche Bank Trust Company Americas
DeWaay Financial Network LLC
Diversified Investment Advisors
Dubuque Bank & Trust
Edward D. Jones & Co., L.P.
Farmers New World Life Insurance Co.
Federal Deposit Insurance Corporation
Fidelity Brokerage Services LLC and National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc
Fifth Third Bank
First National Bank of Omaha
First Trust Corporation
Fulton Bank N.A.
Fulton Financial Advisors, National Association
GE Life and Annuity Assurance Company
Genworth Financial Trust Company
Great West Life & Annuity Insurance Company
Greatbanc Trustco
Guardian Insurance and Annuity Company, Inc
GWFS Equities, Inc.
Harris Trust & Savings Bank
Hartford Life Insurance Co.
Hartford Securities Distribution Company Inc.
Hewitt Associates LLC
Horace Mann Life Insurance Company
HSBC Bank USA
Hunt Dupree & Rhine
ING Institutional Plan Services, LLC / ING Investment Advisors, LLC
ING Life Insurance & Annuity Company / ING Financial Advisers, LLC / ING Institutional Plan Services, LLC
Invesmart, Inc.
J.P. Morgan Securities Inc.
Jefferson Pilot Financial Insurance Company
JP Morgan Retirement Plan Services, LLC
JPMorgan Securities, Inc.
Kemper Investors Life Insurance Company
Key Bank Capital Markets
LaSalle Bank N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Financial Advisors
Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
M&I Brokerage Services, Inc.
M&T Securities, Inc.
Marshall & Ilsley Trust Company N.A.
Massachusetts Mutual Life Insurance Company
Mellon Bank N.A.
Mellon HR Solutions
Mercer HR Services, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated

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Mid-Atlantic Capital Corporation
Midland National Life Insurance Company
Minnesota Life Insurance Company
Morgan Keegan and Company, Inc.
Morgan Stanley Smith Barney LLC
MSCS Financial Services
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc
Northern Trust Securities Inc.
NYLife Distributors, Inc.
Ohio National Life Insurance Company
Pershing, LLC
PNC Bank, N.A.
PNC Bank, National Organization
PNC Capital Markets
Principal Life Insurance Company
Princor Financial Services
Protective Life Insurance Company
PruCo Life Insurance Company & PruCo Life Insurance Company of New Jersey
Prudential Financial, Inc
Prudential Life Insurance Company
Raymond James & Associates, Inc. and Raymond James Financial Services
Regions Bank
Reliance Trust Company
Robert W. Baird & Co., Inc.
Scott & Stringfellow Inc.
Security Benefit Life Insurance Company
Signature Bank
Standard Insurance Company
State Street Global Markets, LLC and State Street Bank and Trust Company
Sun Life Assurance Company of Canada (US)
Sungard Institutional Brokerage, Inc
SunTrust Bank
SunTrust Robinson Humphrey, Inc.
SVB Securities
Synovus Securities
T. Rowe Price Retirement Plan Services, Inc
The Princeton Retirement Group, Inc & GPC Securities, Inc
The Prudential Insurance Company of America
The Travelers Insurance Company
Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company
Treasury Curve
Trustmark National Bank
UBATCO & Co.
UBS Financial Services, Inc.
UMB Bank
Union Bank
United of Omaha Life Insurance Company
US Bank
US Bank National Association
Valic Retirement Services
Vanguard Group
Wachovia Capital Markets, LLC.
Wachovia Securities, LLC.
Wells Fargo Advisors LLC
Wells Fargo Bank and Its Affiliates
Wells Fargo Bank National Association

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Wells Fargo Bank, N.A.
Wells Fargo Corporate Trust Services
Wells Fargo Investment, LLC.
Wilmington Trust Company
Zions First National Bank
  Your Authorized Dealer or other Intermediary may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
  Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.
  Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. The Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel—Dechert LLP, the Fund’s financial printer—RR Donnelly, and the Fund’s proxy voting service—ISS. KPMG LLP, an investor in the Fund, also receives certain non-public holdings information on an ongoing basis in order to facilitate compliance with the auditor independent requirements to which it is subject. In addition, certain fixed income funds of the Trust provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow the Fund to be rated by it and certain equity funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information.

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These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Fund may publish on the website complete portfolio holdings information 15 days after calendar quarter end, or more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of September 28, 2012, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in kind would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Prospectus, the Trust may authorize Authorized Institutions and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Authorized Institutions or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Fund’s shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the transfer agent.
     The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an

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exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
Large Trade Notifications
     The Transfer Agent may from time to time receive notice that an Authorized Institution or other financial intermediary has received an order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be processed until the following business day. This practice provides for a closer correlation between the time shareholders place trade orders and the time the Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate their investment positions, in the case of redemption orders. On the other hand, the Authorized Institution or other financial intermediary may not ultimately process the order. In this case, the Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Fund may also suffer investment losses on those portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
     From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.
     In cases where the Fund or the Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class C Shares and Class R Shares Only)
     As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class C and Class R Shares of the Fund, Distribution and Service Plans (each a “Plan”). See “Shareholder Guide—Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Fund and enable the Fund to offer investors the choice of investing in either Class A, Class C or Class R Shares when investing in the Fund. In addition, distribution fees payable under the Plans may be used to assist the Fund in reaching and maintaining asset levels that are efficient for the Fund’s operations and investments.
     The Plans for the Fund’s Class A, Class C and Class R Shares were initially approved on August 16, 2012 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.50% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively, of the Fund.
     Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of the Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans (and, as applicable, CDSC) on Class A, Class

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C and Class R Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Institutions in respect of sales of Class A, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Fund’s Class A, Class C and Class R Shares.
     Under each Plan, Goldman Sachs, as distributor of the Fund’s Class A, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2013 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to the Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C or Class R Shares, respectively, of the Fund’s affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan, and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Fund and its Class A, Class C and Class R shareholders.
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
EXCHANGES AND DIVIDENDS
(Class A Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
     Class A Shares of the Fund are sold with a maximum sales charge of 3.75%. Using the initial net asset value per share of $10.00, the maximum offering price of the Fund’s Class A shares would be $10.39.
     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in the Fund’s Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 3.73%) or somewhat lesser (e.g., 3.78%) than that listed above or in the Prospectus. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     At the discretion of the Trust’s officers and in addition to the NAV purchases permitted in the Fund’s Prospectus, Class A Shares of the Fund may also be sold at NAV without payment of any sales charge for shares purchased through certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Fund.
     Certain Goldman Sachs sponsored or partnered retirement platforms (specifically, GS Retirement Plan Plus and Goldman Sachs 401(k) Program) will be eligible to purchase Class A Shares of the Funds of the Trust without a front-end sales charge.
     In addition, certain former shareholders of certain funds (e.g., funds of AXA Enterprise Funds Trust, AXA Enterprise Multimanager Funds Trust, and The Enterprise Group of Funds, Inc., and the Signal Funds of The Coventry Group) (the

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“Acquired Funds”) who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an Acquired Fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A shares of the Acquired Funds without the imposition of a sales load under the guidelines of the applicable Acquired Fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, are permitted to purchase Class A Shares of a Goldman Sachs Fund without the imposition of a front-end sales load as long as they continue to hold the shares directly at the Transfer Agent.
     If shares of the Fund are held in an account with an Authorized Institution, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Institution, and not by the Fund and its transfer agent. Because the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Institution to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Institution.
Right of Accumulation (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.00% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A and/or Class C Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Fund and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
Statement of Intention (Class A)
     If a shareholder anticipates purchasing at least $100,000 of Class A Shares of the Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Institution must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the transfer agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

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     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Dividends and Distributions
        Shareholders may receive dividends and distributions in additional shares of the same class of the Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of the Fund.
   The Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     The Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. The Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectus, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Institutions after the shares have been held for one year. When an Authorized Institution enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Institution’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Institution.
Exchanges from Collective Investment Trusts to Goldman Sachs Funds
     The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

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     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The transfer agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A or Class C Shares. The CDSC applicable to Class A or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     “A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
     “C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.
     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

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     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-3” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” – Short-term debt rated “R-4” is speculative. “R-4” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-4” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” – Short-term debt rated “R-5” is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated “R-5” may have challenges that if not corrected, could lead to default.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such

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payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

4-A

     “CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).
     “CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).
     “C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).
     “RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
     “WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation.

5-A

Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.
     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

6-A

     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
     Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
     DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

7-A

Effective February 2012
APPENDIX B
GSAM PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the override process described in the Policy.

US proxy items:
1. Operational Items	page 1-B
2. Board of Directors	page 2-B
3. Executive and Director Compensation	page 4-B
4. Proxy Contests and Access	page 7-B
5. Shareholder Rights and Defenses	page 7-B
6. Mergers and Corporate Restructurings	page 8-B
7. State of Incorporation	page 8-B
8. Capital Structure	page 9-B
9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 9-B

International proxy items:
1. Operational Items	page 11-B
2. Board of Directors	page 12-B
3. Compensation	page 14-B
4. Board Structure	page 14-B
5. Capital Structure	page 15-B
6. Other	page 16-B
7. Environmental, Climate Change and Social Issues	page 17-B
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.
1. Operational Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services are excessive.
Non-audit fees are excessive if:
•	Non-audit fees exceed audit fees + audit-related fees + tax compliance/preparation fees.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services taking into account issues that are consistent with Securities and Exchange Commission (“SEC”) rules adopted to fulfill the mandate of Sarbanes Oxley such as an audit firm providing services that would impair its independence or the overall scope and disclosure of fees for all services done by the audit firm.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1-B

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee;

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price; and

•	Whether the auditors are being changed without explanation.
2. Board of Directors
The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities. When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.
Classification of Directors
Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:
•	Inside Director
•	Employee of the company or one of its affiliates

•	Among the five most highly paid individuals (excluding interim CEO)

•	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

•	Current interim CEO

•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)
•	Affiliated Outside Director
•	Board attestation that an outside director is not independent

•	Former CEO or other executive of the company within the last 3 years

•	Former CEO or other executive of an acquired company within the past three years
•	Independent Outside Director
•	No material connection to the company other than a board seat
Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis.
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.
Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) when:
•	The inside or affiliated outside director serves on the audit, compensation, or nominating (vote against affiliated directors only for nominating) committees;

2-B

•	The company lacks an audit compensation, or nominating (vote against affiliated directors only for nominating) committee so that the full board functions as that committee and insiders are participating in voting on matters that independent committees should be voting on;

•	The full board is less than majority independent (in this case withhold from affiliated outside directors); at controlled companies, GSAM will vote against the election of affiliated outsiders and nominees affiliated with the parent and will not vote against the executives of the issuer.
Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent Chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member (s)
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.
In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

3-B

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)
Vote on a CASE-BY-CASE basis.
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	Two-thirds independent board;

•	All independent key committees; or

•	Established, disclosed governance guidelines.
Majority Vote Shareholder Proposals
GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.
GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
GSAM will generally support shareholder proposals to restore or provide cumulative voting unless:
•	The company has adopted majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.
3. Executive and Director Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote first:
•	AGAINST Management Say on Pay (MSOP) Proposals or;

•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment, then;

•	If no MSOP or equity-based incentive plan proposal item is on the ballot, AGAINST/WITHHOLD on compensation committee members
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Reasons to vote AGAINST the equity plan could include the following factors:
•	The plan is a vehicle for poor pay practices;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval OR does not expressly prohibit the repricing without shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4-B

•	The company’s three year burn rate and Shareholder Value Transfer (SVT) calculations both materially exceed industry group metrics; or

•	There is a long-term disconnect between CEO pay and the company’s total shareholder return in conjunction with the qualitative overlay as outlined in the policy guidelines OR the company has a poor record of compensation practices, which is highlighted either in analysis of the compensation plan or the evaluation of the election of directors.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general two or more of the following in conjunction with a long-term pay-for-performance disconnect will warrant an AGAINST vote. If there is not a long-term pay for performance disconnect GSAM will look for multiple problematic factors to be present to warrant a vote against.
Relative Considerations:
•	Assessment of performance metrics relative to business strategy, as discussed and explained in the Compensation Discussion and Analysis (CD&A) section of a company’s proxy;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of long-term company performance and executive pay trends over time;

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).
Design Considerations:
•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.
Communication Considerations:
•	Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).
Other considerations include:
•	Board responsiveness to the majority vote outcome of previous frequency on pay votes

•	Boards responsiveness if company received 70% or less shareholder support in the previous years MSOP vote

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
•	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance
•	Egregious employment contracts

•	Excessive severance and/or change in control provisions

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval

•	Excessive Perquisites
The following reasons could warrant a vote AGAINST or WITHHOLD from the members of the Compensation Committee:
•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or

•	The company has backdated options.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans — Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

5-B

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing

•	If it is a value-for-value exchange

•	If surrendered stock options are added back to the plan reserve

•	Option vesting

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Other Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Frequency on Pay)
Vote for annual frequency.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
Stock retention holding period
Vote FOR Shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy allows retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place.
Elimination of accelerated vesting in the event of a change in control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change in control.
Tax Gross-Up Proposals
Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

6-B

Performance-based equity awards and pay-for-superior-performance proposals
Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
4. Proxy Contests and Access
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for open proxy access. GSAM may support proxy access as an important right for shareholders and as an alternative to costly proxy contests. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:
•	The ownership thresholds, percentage and duration proposed (GSAM will not support if the ownership threshold is less than 3%); The maximum proportion of directors that shareholders may nominate each year (GSAM will not support if the proportion of directors is greater than 25%);

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
5. Shareholders Rights & Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

•	The company has a history of strong governance practices.
Shareholder Ability to Call Special Meetings
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

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Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

•	Presence of conflicts of interest; and

•	Governance profile of the combined company.
7. State of Incorporation
Reincorporation Proposals
GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive venue for shareholder lawsuits
Generally Vote FOR on exclusive venue proposals, taking into account:
•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

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8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:
•	Past Board performance;

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return;

•	The board’s governance structure and practices;

•	The current request;

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•	The dilutive impact of the request as determined through an allowable increase, which examines the company’s need for shares and total shareholder returns; and

•	Risks to shareholders of not approving the request.
9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues
Overall Approach
GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues GSAM balances the purpose of a proposal with the overall benefit to shareholders.
Shareholder proposals considered under this category could include: Reports asking for details on 1) labor and safety policies, 2) impact on the environment of the company’s oil sands or fracturing operations or 3) water-related risks
When evaluating social and environmental shareholder proposals the following factors should be considered:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Sustainability, climate change reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

•	If the company’s current level of disclosure is comparable to that of its industry peers; and

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•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Establishing goals or targets for emissions reduction
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs;

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets; and
GSAM will not necessarily vote for the proposal merely to encourage further disclosure of trade association or lobbying spending.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report or implementation of a policy on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

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•	Deviation from industry sector peer company standards and practices.
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

•	Name of the proposed auditor has not been published;

•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently low without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner; or

•	There are clear concerns over questionable finances or restatements; or

•	There have been questionable transactions or conflicts of interest; or

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards. or

•	There are reservations about:
•	Director terms

•	Bundling of proposals to elect directors

•	Board independence

•	Disclosure of named nominees

•	Combined Chairman/CEO

•	Election of former CEO as Chairman of the Board

•	Overboarded directors

•	Composition of committees

•	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities;

•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•	Company performance relative to its peers;

•	Strategy of the incumbents versus the dissidents;

•	Independence of board candidates;

•	Experience and skills of board candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment;

•	Responsiveness to shareholders;

•	Whether a takeover offer has been rebuffed;

•	Whether minority or majority representation is being sought.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

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Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Classification of directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative of a current employee of the company or its affiliates;

•	Relative of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered;

•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
3. Compensation
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Chairman CEO combined role (for applicable markets)
GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	2/3 independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or

•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

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5. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

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Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
GSAM will generally recommend FOR share repurchase programs if the terms comply with the following criteria:
•	A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.
In markets where it is normal practice not to provide a repurchase limit, the proposal will be evaluated based on the company’s historical practice. In such cases, the authority must comply with the following criteria:
•	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

•	Duration of no more than 5 years.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
6. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;

•	Market reaction;

•	Strategic rationale;

•	Management’s track record of successful integration of historical acquisitions;

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•	Presence of conflicts of interest; and

•	Governance profile of the combined company.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into inappropriately risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors (where provided);

•	The views of an independent financial adviser (where appointed);

•	Whether any entities party to the transaction (including advisers) is conflicted; and

•	The stated rationale for the transaction, including discussions of timing.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.
7.	Environmental, climate change and social issues
Please refer to page 9 for our current approach to these important topics.

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APPENDIX C
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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